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                                                                   EXHIBIT 10.10

                               SUBLEASE AGREEMENT

                  This SUBLEASE AGREEMENT ("Sublease") is made and entered into as of the 17th day of October, 2002 by and between THE GAP, INC., a Delaware corporation ("Sublandlord"), and PLANETOUT PARTNERS USA, INC., a Delaware corporation ("Subtenant"), with reference to the following recitals of fact:

                                    RECITALS

                  A. 300 CALIFORNIA ASSOCIATES, LLC, a California limited liability company, as landlord ("Landlord"), and buzzsaw.com, Inc., a Delaware corporation, as tenant ("buzzsaw"), entered into that certain Office Lease dated as of September 21, 1999 ("Original Lease") whereby Landlord leased to buzzsaw the third (3rd) and fourth (4th) floors ("Original Premises") of the building located at 300 California Street, San Francisco, California (the "Building"), as more particularly described in the Original Lease, upon the terms and conditions contained therein.

                  B. buzzsaw, as assignor, and Sublandlord, as assignee, entered into that certain Assignment and Assumption Agreement dated as of November 30, 1999 ("Assignment") whereby buzzsaw assigned its entire interest in the Original Lease to Sublandlord. Landlord, buzzsaw and Sublandlord entered into that certain Consent to Assignment dated as of November 30, 1999 ("Consent") whereby Landlord consented to the assignment of the Original Lease to Sublandlord and agreed to release buzzsaw from liability under the Original Lease.

                  C. Landlord and Tenant entered into that certain First Amendment to Lease dated as of November 30, 1999 ("First Amendment") whereby Landlord and Sublandlord agreed to, among other things, expand the size of the Original Premises to include the entire second (2nd) floor of the Building ("Expansion Premises"). The Original Premises, as expanded by the Expansion Premises, shall hereinafter be referred to as the "Master Premises". The Original Lease, as amended by the First Amendment, shall sometimes hereinafter be referred to as the "Master Lease". A copy of the Master Lease is attached hereto as Exhibit "A" and made a part hereof.

                  D. Sublandlord and Subtenant are desirous of entering into a sublease for that portion of the Master Premises consisting of the entire second (2nd) and third (3rd) floors of the Building as shown on the demising plan attached hereto as Exhibit "B" and made a part hereof ("Sublease Premises") on the terms and conditions hereafter set forth.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually covenant and agree as follows:

                  1. Defined Terms. All capitalized terms used herein shall have the same meaning ascribed to them in the Master Lease unless otherwise defined herein.

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                  2.       Demise. Sublandlord hereby subleases and demises to
Subtenant and Subtenant hereby hires and subleases from Sublandlord the Sublease Premises (which the parties stipulate contain 30,557 rentable square feet), upon and subject to the terms, covenants and conditions hereinafter set forth.

                  3. Lease Term. The term of this Sublease ("Term") shall be for approximately twenty-eight (28) months, commencing on the latest of (i) the date of full execution and delivery of this Sublease by Sublandlord and Subtenant, (ii) the date Landlord's consent to this Sublease is received in accordance with Section 20 below, and (iii) the receipt by Sublandlord from Subtenant of the first installment of the Deposit (as defined in Paragraph 6 below) (the "Sublease Commencement Date"), and ending, unless sooner terminated as provided herein, on January 31, 2005 ("Sublease Expiration Date").

                  4. Use. The Sublease Premises shall be used and occupied by Subtenant for general office use only and for no other purpose. Subtenant's use shall comply with Paragraphs 2 and 9 of the Original Lease.

                  5.       Subrental.

                           (a)      Base Rental. Beginning on January 1, 2003
("Sublease Rent Commencement Date") and thereafter during the Term of this Sublease and ending on the Sublease Expiration Date, Subtenant shall pay to Sublandlord base rent ("Base Rental") in the amount of $30,557.00 per month (based on $12.00 per rentable square foot per annum within the Sublease Premises). Base Rental and additional rent (including without limitation, late fees) shall hereinafter be collectively referred to as "Rent."

                           (b)      Prorations. If the Sublease Rent
Commencement Date is not the first (1st) day of a month, or if the Sublease Expiration Date is not the last day of a month, a prorated installment of monthly Base Rental based on a thirty (30) day month shall be paid for the fractional month during which the Term commenced or terminated.

                           (c)      Additional Rent. Beginning with the Sublease
Commencement Date and continuing to the Sublease Expiration Date, Subtenant shall pay to Sublandlord as additional rent for this subletting all special or after-hours cleaning, heating, ventilating, air-conditioning, elevator and other Building charges invoiced by Landlord to Sublandlord and attributable to Subtenant's use or occupancy of the Sublease Premises, and all other additional expenses, costs and charges payable under the Master Lease to Landlord in connection with Subtenant's use of the Sublease Premises.

                           (d)      Operating Expenses and Taxes. Beginning with
the expiration of the calendar year 2003 ("Base Year") and thereafter during the Term of this Sublease, Subtenant shall pay to Sublandlord as additional rent for this subletting an amount equal to 66.6% percent ("Subtenant's Share") of the excess Operating Expenses and Taxes (as set forth in Paragraphs 6 and 7 of the Original Lease) for the Master Premises over the total amount of Operating Expenses and Taxes for the Master Premises incurred by Sublandlord during the Base Year pursuant to the terms and conditions of the Master Lease. Subtenant's Share is a percentage

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which reflects the ratio of the rentable square feet in the Sublease Premises to the rentable square feet in the Master Premises.

                           (e)      Payment of Rent. Except as otherwise
specifically provided in this Sublease, Rent shall be payable in lawful money without demand, and without offset, counterclaim, or setoff in monthly installments, in advance, on the first day of each and every month during the Term of this Sublease. All of said Rent is to be paid to Sublandlord at its office at The Gap, Inc., 40 First Plaza, Albuquerque, New Mexico 87102, Attn:
Real Estate Accounts Payable, or at such other place or to such agent and at such place as Sublandlord may designate by notice to Subtenant. Any additional rent payable on account of items which are not payable monthly by Sublandlord to Landlord under the Master Lease is to be paid by Subtenant to Sublandlord, provided that an invoice or other written notice of such additional rent charge is given to Subtenant at least ten (10) days prior to the due date, as and when such items are payable by Sublandlord to Landlord under the Master Lease. Upon written request therefor, Sublandlord agrees to provide Subtenant with copies of any statements or invoices received by Sublandlord from Landlord pursuant to the terms of the Master Lease.

                  6. Security Deposit. Concurrently with the Sublease Commencement Date Subtenant shall deposit with Sublandlord the sum of Ninety-One Thousand Six Hundred Seventy-One and No/100 Dollars ($91,671.00), and on the Sublease Rent Commencement Date Subtenant shall deposit with Sublandlord the sum of Thirty Thousand Five Hundred Fifty-Seven and No/100 Dollars ($30,557.00), for a total deposit of One Hundred Twenty-Two Thousand Two Hundred Twenty-Eight and No/100 Dollars ($122,228.00) ("Deposit"), which shall be held by Sublandlord as security for the full and faithful performance by Subtenant of its covenants and obligations under this Sublease. The Deposit is not an advance Rent deposit, an advance payment of any other kind, or a measure of Sublandlord's damage in case of Subtenant's default. If Subtenant defaults in the full and timely performance of any or all of Subtenant's covenants and obligations set forth in this Sublease, then Sublandlord may, from time to time, without waiving any other remedy available to Sublandlord, use the Deposit, or any portion of it, to the extent necessary to cure or remedy the default or to compensate Sublandlord for all or a part of the damages sustained by Sublandlord resulting from Subtenant's default. Subtenant shall immediately pay to Sublandlord within five (5) days following demand, the amount so applied in order to restore the Deposit to its original amount, and Subtenant's failure to immediately do so shall constitute a default under this Sublease. Sublandlord shall return the Deposit (less any amounts retained by Sublandlord under the terms of this Section following an Event of Default) to Subtenant after the expiration or earlier termination of this Sublease. Sublandlord's obligations with respect to the Deposit are those of a debtor and not a trustee. Sublandlord shall not be required to maintain the Deposit separate and apart from Sublandlord's general or other funds and Sublandlord may commingle the Deposit with any of Sublandlord's general or other funds. Subtenant shall not at any time be entitled to interest on the Deposit.

                  7. Signage. Subject to the terms of the Master Lease, including Paragraph 49 of the Original Lease, Subtenant is granted the right, at or about the inception of the Term of this Sublease, to (i) a sign identifying Subtenant in the elevator lobby on the second (2nd) and third (3rd) floors of the Building and (ii) Building directory signage, subject to Landlord's and Sublandlord's prior written approval, which approval by Sublandlord shall not be unreasonably withheld, delayed or conditioned. Except for the foregoing, Subtenant shall have no right to

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maintain Subtenant identification signs in any other location in, on, or about the Sublease Premises or the Building. The size, design, color and other physical aspects of all such permitted signs shall also be subject to Landlord's and Sublandlord's prior written approval, which approval by Sublandlord shall not be unreasonably withheld, delayed or conditioned and shall also be subject to any covenants, conditions or restrictions encumbering the Sublease Premises and any applicable municipal or other governmental permits and approvals. The cost of all such signs, including the installation, maintenance and removal thereof, shall be at Subtenant's sole cost and expense. If Subtenant fails to maintain its signs, or if Subtenant fails to remove same upon the expiration or earlier termination of this Sublease and repair any damage caused by such removal, Sublandlord may do so at Subtenant's expense and Subtenant shall reimburse Sublandlord for all actual costs incurred by Sublandlord to effect such removal.

                  8. Parking. Subject to the terms of Paragraph 55 of the Original Lease, Subtenant shall have the right, during the Term of this Sublease, to lease up to ten (10) parking spaces in the parking garage of the Building. All such parking privileges shall be at the rates and subject to the terms and conditions set forth in the Master Lease and by the Building garage, and Subtenant shall reimburse Sublandlord, upon demand, for those amounts billed to Sublandlord by Landlord for said parking privileges.

                  9. Sublandlord's Work. Sublandlord and Subtenant hereby acknowledge that Subtenant is not subleasing the entire Master Premises and also that Sublandlord and Subtenant may desire that certain furniture and equipment not part of this sublease transaction ("Excess F&E") be removed from the Subleased Premises. To the extent Sublandlord determines, in the exercise of Sublandlord's reasonable discretion, that the telecommunications and other technical functions of the Sublease Premises should be separated from the remainder of the telecommunications and other technical functions of the Master Premises, and to the extent the Excess F&E must be removed from the Sublease Premises, Sublandlord shall be responsible, at Sublandlord's sole cost and expense, for performing such work ("Sublandlord's Work"). Subtenant acknowledges that Sublandlord's Work may be performed, if at all (i) prior to the Sublease Commencement Date, or (ii) after the Sublease Commencement Date. To the extent Sublandlord reasonably determines that Sublandlord's Work must be performed, and the Term has commenced, any such work shall be performed at a time reasonably acceptable to Subtenant, and in a manner that does not interfere with the ongoing business operations of Subtenant in the Sublease premises. Subject to the foregoing, Subtenant agrees to cooperate with Sublandlord in the performance of Sublandlord's Work, including granting Sublandlord access to the Sublease Premises to perform same.

                  10. Condition of Premises. Subtenant acknowledges that it is subleasing the Sublease Premises "as-is" and that Sublandlord is not making any representation or warranty concerning the condition of the Sublease Premises and that Sublandlord is not obligated to perform any work to prepare the Sublease Premises for Subtenant's occupancy. Subtenant further acknowledges and agrees that Subtenant is not entitled to receive a tenant improvement allowance or any other allowance from Sublandlord or Landlord in connection with this Sublease. Subtenant is not authorized to make or do any alterations or improvements in or to the Sublease Premises without Sublandlord's and, to the extent required by the Master Lease, Landlord's consent. Sublandlord agrees not to unreasonably withhold its consent to any alteration or improvement which does not directly or substantially affect the Building systems or

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structure. Any such alterations must be performed in accordance with the terms of the Master Lease, including Paragraph 12 thereof. At the expiration or sooner termination of this Sublease, Subtenant shall surrender the Sublease Premises to Sublandlord in the condition originally delivered, reasonable wear and tear and damage by casualty excepted, and shall remove any alterations or improvements made by Subtenant, and shall repair any damage to the Sublease Premises caused by said removal, at Subtenant's sole cost and expense. Subtenant's obligations under this Section 10 shall survive the termination of this Sublease.

                  11. Furniture. During the Term of this Sublease, Subtenant shall have the use of the furniture located in the Sublease Premises and listed on Exhibit "C" attached hereto and made a part hereof (the "Existing Furniture"). Any furniture in the Sublease Premises not included in the Existing Furniture shall be removed by Sublandlord, at its sole cost and expense, prior to the Sublease Commencement Date. Subtenant acknowledges that Subtenant is leasing the Existing Furniture in its "as-is" condition, and Sublandlord is not making any representation or warranty concerning the condition of the Existing Furniture. Subtenant agrees that Sublandlord shall have no liability whatsoever for any claims arising in connection with Subtenant's use of the Existing Furniture, and Subtenant hereby agrees to indemnify and hold Sublandlord harmless from any such claims. To the extent Subtenant needs to reconfigure the Existing Furniture, any such reconfiguration shall be performed by a contractor designated by Sublandlord at Subtenant's sole cost and expense. Subtenant shall return to Sublandlord all such Existing Furniture on the expiration or earlier termination of this Sublease in the same condition as same were in on the date the Sublease Premises were first made available by Sublandlord to Subtenant, reasonable wear and tear and damage by casualty excepted, unless Subtenant purchases the Existing Furniture at the end of the Term pursuant to the terms hereof. During the Term of the Sublease, the Existing Furniture shall remain the property of Sublandlord. Prior to the end of the term of this Sublease, and regardless of whether Subtenant elects to remain in the Sublease Premises following the Sublease Expiration Date pursuant to a separate agreement with Landlord, Sublandlord and Subtenant shall work together, in good faith, to develop a removal plan that is reasonably satisfactory to Sublandlord and Subtenant in order to minimize the disruption to Subtenant's business operations in the Sublease Premises and will allow Sublandlord to have the Existing Furniture removed prior to the end of the Term, unless Sublandlord elects to sell, and Subtenant elects to purchase, the Existing Furniture in accordance with this paragraph as of the Sublease Expiration Date. Sublandlord shall give Subtenant written notice of Sublandlord's timetable for removing the Existing Furniture and its determination as to whether Sublandlord desires to sell the Existing Furniture to Subtenant no earlier than one hundred eighty (180), and no later than at least one hundred twenty (120), days prior to the Sublease Expiration Date ("Removal Notice"). Subtenant shall give written notice to Sublandlord of its election to purchase the Existing Furniture within ten (10) days of receipt of the Removal Notice. If Subtenant elects to purchase the Existing Furniture, Sublandlord and Subtenant shall attempt to agree upon the fair market value of the Existing Furniture using reasonable good faith efforts. If Sublandlord and Subtenant fail to reach agreement within thirty (30) days following Subtenant's written notice (the "Outside Agreement Date"), then the parties shall submit the dispute to arbitration as provided in (a) through (e).

                           (a)      Sublandlord and Subtenant shall each appoint
one arbitrator who shall be a qualified expert in the appraisal of used office furniture. Each such arbitrator shall be appointed within fifteen (15) days after the Outside Agreement Date. Sublandlord and Subtenant

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may consult with their selected arbitrators prior to appointment and may select an arbitrator who is favorable to their respective positions (including an arbitrator who has previously represented Sublandlord and/or Subtenant, as applicable). The arbitrators so selected by Sublandlord and Subtenant shall be deemed "Advocate Arbitrators."

                           (b)      Within ten (10) days of the date of the
appointment of the last Advocate Arbitrator, the two Advocate Arbitrators shall agree upon and appoint a third arbitrator ("Neutral Arbitrator") who shall be qualified under the same criteria set forth hereinabove for qualification of the two Advocate Arbitrators except that neither the Sublandlord or Subtenant or either parties Advocate Arbitrator may, directly or indirectly, consult with the Neutral Arbitrator prior or subsequent to his or her appearance.

                           (c)      The three arbitrators shall within thirty
(30) days of the appointment of the Neutral Arbitrator reach a decision as to fair market value of the Existing Furniture and simultaneously publish a ruling ("Award") indicating the fair market value of same.

                           (d)      The Award issued by the majority of the
three arbitrators shall be binding upon Sublandlord and Subtenant.

                           (e)      The cost of arbitration shall be paid by
Sublandlord and Subtenant equally.

If the Existing Furniture is sold to Subtenant, Subtenant hereby agrees to reimburse Sublandlord upon demand for any and all taxes payable or imposed upon Sublandlord in connection with the sale thereof to Subtenant, including sales and use taxes, if any.

                  12. Equipment. During the term of this Sublease, Subtenant shall have the use of the equipment located in the server room in the Sublease Premises, which equipment is identified on Exhibit "D-l" attached hereto and made a part hereof (the "Server Room Equipment"), and use of the access control system located in the Sublease Premises and identified on Exhibit "D-2" attached hereto and made a part hereof (the "Access Control Equipment"). Subtenant acknowledges that Subtenant is leasing the Server Room Equipment and the Access Control Equipment in its "as-is" condition, and Sublandlord is not making any representation or warranty concerning the condition of the Server Room Equipment and/or the Access Control Equipment. Subtenant agrees that Sublandlord shall have no liability whatsoever for any claims arising in connection with Subtenant's use of the Server Room Equipment and/or the Access Control Equipment, and Subtenant hereby agrees to indemnify and hold Sublandlord harmless from any such claims. Subtenant shall return to Sublandlord the Server Room Equipment and the Access Control Equipment on the expiration or earlier termination of this Sublease in the same condition as same were in on the date the Sublease Premises were first made available by Sublandlord to Subtenant, reasonable wear and tear and damage by casualty excepted, unless Subtenant purchases the Server Room Equipment and/or the Access Control Equipment at the end of the Term pursuant to the terms hereof. Subtenant may install additional software to the Access Control Equipment so that the equipment recognizes only Subtenant's authorized personnel for access to the Subleased Premises (to the exclusion of any of Sublandlord's personnel), and may issue access control/identification cards using the Access

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Control Equipment that identifies Subtenant. During the Term of the Sublease, the Server Room Equipment and the Access Control Equipment shall remain the property of Sublandlord. Prior to the end of the term of this Sublease, and regardless of whether Subtenant elects to remain in the Sublease Premises following the Sublease Expiration Date pursuant to a separate agreement with Landlord, Sublandlord and Subtenant shall work together, in good faith, to develop a removal plan for the Server Room Equipment and the Access Control Equipment that is reasonably satisfactory to Sublandlord and Subtenant in order to minimize the disruption to Subtenant's business operations in the Sublease Premises and will allow Sublandlord to have the Server Room Equipment and the Access Control Equipment removed prior to the end of the Term, unless Sublandlord elects to sell, and Subtenant elects to purchase, the Server Room Equipment and/or the Access Control Equipment in accordance with this paragraph as of the Sublease Expiration Date. Sublandlord shall give Subtenant written notice of Sublandlord's timetable for removing the Server Room Equipment and the Access Control Equipment and its determination as to whether Sublandlord desires to sell the Server Room Equipment and the Access Control Equipment to Subtenant no earlier than one hundred eighty (180), and no later than at least one hundred twenty (120), days prior to the Sublease Expiration Date ("Removal Notice"). Subtenant shall give written notice to Sublandlord of its election to purchase the Server Room Equipment and/or the Access Control Equipment within ten (10) days of receipt of the Removal Notice. If Subtenant elects to purchase the Server Room Equipment and/or the Access Control Equipment, Sublandlord and Subtenant shall attempt to agree upon the fair market value of the equipment being purchased by Subtenant using reasonable good faith efforts. If Sublandlord and Subtenant fail to reach agreement within thirty (30) days following Subtenant's written notice (the "Outside Agreement Date"), then the parties shall submit the dispute to arbitration as provided in Paragraph 11 (a) through
(e), with appropriate modifications to refer to the equipment being purchased.

                  13.      Incorporation of Terms of Master Lease.

                           (a)      This Sublease is and at all times shall be
subject and subordinate to the Master Lease and, to the extent that the Master Lease is also subject and subordinate to any instruments, this Sublease shall be subject and subordinate to such instruments. Subject to the modifications set forth in this Sublease, the terms of the Master Lease are incorporated herein by reference, and shall, as between Sublandlord and Subtenant (as if they were Landlord and Tenant, respectively, under the Master Lease) constitute the terms of this Sublease except to the extent that they are inapplicable to, inconsistent with, or modified by, the terms of this Sublease. In the event of any inconsistencies between the terms and provisions of the Master Lease and the terms and provisions of this Sublease, the terms and provisions of this Sublease shall govern. Subtenant acknowledges that it has reviewed the Master Lease and is familiar with the terms and conditions thereof. For the purposes of this Sublease and with respect to the Sublease Premises only, wherever in the Master Lease the term "Landlord" is used it shall be deemed to mean Sublandlord and wherever in the Master Lease the word "Tenant" is used it shall be deemed to mean Subtenant herein.

                           (b)      For the purposes of incorporation herein,
the terms of the Master Lease are subject to the following additional modifications:

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                                    (i)      In all provisions of the Master
Lease (under the terms thereof and without regard to modifications thereof for purposes of incorporation into this Sublease) requiring the approval or consent of Landlord, Subtenant shall be required to obtain the approval or consent of both Sublandlord and Landlord.

                                    (ii)     In all provisions of the Master
Lease requiring Tenant to submit, exhibit to, supply or provide Landlord with evidence, certificates, or any other matter or thing, Subtenant shall be required to submit, exhibit to, supply or provide, as the case may be, the same to both Landlord and Sublandlord. In any such instance, the determination of Landlord as to whether such evidence, certificate or other matter or thing is satisfactory shall be determinative.

                                    (iii)    Sublandlord shall have no
obligation to restore or rebuild any portion of the Sublease Premises after any destruction or taking by eminent domain; provided, however, in the event the Sublease Premises or any portion of the Building necessary for Subtenant's occupancy are damaged by fire, earthquake or other casualty, and if the time estimated by Landlord to repair or restore the Sublease Premises or any portion of the Building necessary for Subtenant's occupancy exceeds ninety (90) days, Subtenant may elect to terminate this Sublease within thirty days after Landlord's notice or determination as of a date designated by Subtenant in a written notice to Sublandlord, in which event the right of first offer provisions of this Section 11 shall be inapplicable and the date of termination of this Sublease shall be deemed the Sublease Expiration Date; provided, however, that Subtenant shall have no right to terminate this Sublease under this provision to the extent that the damage was caused by the negligence or willful misconduct of Subtenant or its agents, contractors, employees, subcontractors, licensees or invitees.

                                    (iv)     Subtenant shall not be entitled to
any allowances (design, construction, moving or any other allowances) granted to Tenant under the Master Lease.

                                    (v)      With respect to any obligation of
Subtenant to be performed under this Sublease, wherever the Master Lease grants to Sublandlord a specified number of days to perform its obligations under the Master Lease, except as otherwise provided herein, Subtenant shall have (a) two
(2) fewer days to perform obligations for which the Master Lease provides a period of less than fifteen (15) days and (b) five (5) fewer days to perform obligations for which the Master Lease provides a period of fifteen (15) days or more, including, without limitation, curing any defaults.

                           (c)      The following provisions of the Master Lease
are specifically excluded:

                                    (i)      Original Lease: Paragraphs 4, 5(a),
5(b) (first sentence only), 8, 12 (first paragraph, last two sentences only), 16(b)(1) and (2), 40, 44, 46 and 56; Exhibit C, Exhibit E, Schedule 1, Schedule 2 and Schedule 3.

                                    (ii)     First Amendment: Sections 2, 3, 4,
6, 9, 10, 11 and 13; and Schedule 3.

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                           (d)      Except for the terms of the Master Lease
expressly excluded from incorporation into this Sublease, Sublandlord hereby assigns to Subtenant all of Sublandlord's rights and privileges to which Sublandlord, as Tenant, is entitled under the Master Lease to the extent such rights and privileges are applicable to the Sublease Premises. Sublandlord agrees to cooperate with Subtenant, at no out-of-pocket cost and expense to Sublandlord, in obtaining any required consents or authorizations of Landlord reasonably requested by Subtenant in connection with its use and occupancy of the Sublease Premises. To the extent Landlord agrees, Sublandlord authorizes Subtenant to communicate directly with Landlord with respect to any services or work requested or required by Subtenant in the Sublease Premises to the extent Landlord is required to provide same pursuant to the Master Lease. Sublandlord agrees to not unreasonably withhold its consent to any work or services requested by Subtenant of Landlord in or to the Sublease Premises, to the extent the consent of Sublandlord, as Tenant under the Master Lease, is required or requested.

                           (e)      Subtenant acknowledges that the term of the
Master Lease is currently scheduled to expire on January 31, 2005. Notwithstanding any option to renew or right to lease additional premises contained in the Master Lease, Sublandlord shall have no obligation to Subtenant to (I) renew or extend the term of the Master Lease, or (II) sublease any additional premises to Subtenant.

                  14.      Subtenant's Obligations.

                           (a)      Subtenant covenants and agrees that all
obligations of Sublandlord under the Master Lease shall be done or performed by Subtenant with respect to the Sublease Premises, except as otherwise provided by this Sublease, and Subtenant's obligations shall run to Sublandlord and Landlord as Sublandlord may determine to be appropriate or be required by the respective interests of Sublandlord and Landlord. Anything contained in any provision of this Sublease to the contrary notwithstanding, Subtenant agrees, with respect to the Sublease Premises, to comply with and remedy any default in this Sublease or the Master Lease which is Subtenant's obligation to cure, within the period allowed to Sublandlord under this Sublease, even if such time period is shorter than the period otherwise allowed under the Master Lease due to the fact that notice of default from Sublandlord to Subtenant is given after the corresponding notice of default from Landlord to Sublandlord (any such default not cured within the time period allowed to Subtenant under this Sublease and the Master Lease as incorporated by the terms of this Sublease, shall, upon notice to Subtenant from Sublandlord, be deemed an "Event of Default" hereunder). Provided Subtenant is given notice and the opportunity to cure such act or omission in accordance with the terms of the Master Lease as incorporated into this Sublease, Subtenant agrees to indemnify Sublandlord, and hold it harmless, from and against any and all claims, damages, losses, expenses and liabilities (including reasonable attorneys' fees) incurred as a result of the non-performance, non-observance or non-payment of any of Sublandlord's obligations under the Master Lease which, as a result of this Sublease, became an obligation of Subtenant. If Subtenant makes any payment to Sublandlord pursuant to this indemnity, Subtenant shall be subrogated to the rights of Sublandlord concerning said payment. Subtenant shall not do, nor permit to be done, any act or thing which is, or with notice or the passage of time would be, a default under this Sublease or the Master Lease.

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                           (b)      Subtenant agrees to forward to Sublandlord,
promptly upon receipt thereof, copies of any notices received by Subtenant from Landlord or from any governmental authorities.

                           (c)      In the event Subtenant shall be in default
of any covenant of, or shall fail to honor any obligation under this Sublease, Sublandlord shall have available to it against Subtenant all of the remedies available (i) to Landlord under the Master Lease in the event of a similar default on the part of Sublandlord thereunder or (ii) at law.

                  15.      Sublandlord's Obligations.

                           (a)      Sublandlord shall send to Subtenant promptly
following receipt thereof from the Landlord all notices of default under the Master Lease that are based on a condition in, or the act or omission of Subtenant in the use or occupancy, of the Sublease Premises, or on the failure to perform of any obligation of Tenant assumed by Subtenant under this Sublease.

                           (b)      Sublandlord covenants and agrees to pay all
fixed rent and additional rent payable by Sublandlord pursuant to the Master Lease and to otherwise not violate any of the terms and provisions of the Master Lease, or to waive any of its rights as Tenant thereunder, to the extent same would adversely affect Subtenant's rights under this Sublease, and agrees to indemnify Subtenant, and hold it harmless, from and against any and all claims, damages, losses, expenses and liabilities (including reasonable attorneys' fees) incurred as a result of Sublandlord's breach hereof. Sublandlord shall not amend or modify the terms of the Master Lease insofar as the same may adversely affect Subtenant's rights and obligations under this Sublease without the prior written consent of Subtenant, which consent shall not be unreasonably withheld; provided, however, that Subtenant's consent shall not be required for amendments or modifications in connection with rights granted to Tenant under the Master Lease. Subject to the foregoing, in the event the Master Lease is terminated for any reason, this Sublease shall automatically cease and terminate as of the date the Master Lease is so terminated and upon such termination, for reasons other than Subtenant's default under this Sublease, all rent and other charges and sums due and owing hereunder shall terminate.

                           (c)      Sublandlord agrees that Subtenant shall be
entitled to receive all services and repairs to be provided by Landlord to Sublandlord under the Master Lease. Subtenant shall look solely to Landlord for all such services and shall not, under any circumstances, seek nor require Sublandlord to perform any of such services, nor shall Subtenant make any claim upon Sublandlord for any damages which may arise by reason of Landlord's default under the Master Lease. In the event Sublandlord is prevented from performing any of its obligations under this Sublease by a breach by Landlord of a term of the Master Lease, then Sublandlord's sole obligation in regard to its obligation under this Sublease shall be to use reasonable efforts in diligently pursuing the correction or cure by Landlord of Landlord's breach. Except as hereinafter provided, no condition resulting from a default by Landlord shall entitle Subtenant to receive any reduction in or abatement of the Rent provided for in this Sublease. Notwithstanding anything in the foregoing to the contrary, in the event of a "Service Failure" (as that term is defined in the Master Lease) that continues for a period of not more than thirty (30) consecutive days, Subtenant's sole remedy shall be to receive an abatement of Base Rental and additional rent payable under this Sublease in accordance with Paragraph 20(d) of the Master Lease, as if and to the extent that Sublandlord would have been able to receive such a rent abatement with respect to the Sublease Premises (and assuming that the Sublease Premises was the entire premises subject to the Master Lease), and solely with respect to a Service Failure that continues for no longer than the period described herein, such a condition shall not constitute, as between Sublandlord and Subtenant, an eviction, actual or constructive, of Subtenant or excuse Subtenant from the performance or observance of any of its other obligations to be performed or observed under this Sublease. In furtherance of the foregoing, Subtenant does hereby waive any cause of action and any right to bring any action for damages against Sublandlord by reason of any act or omission of Landlord under the Master Lease.

                           (d)      Sublandlord certifies to Subtenant that no
uncured event of Default by Sublandlord exists under the Master Lease, it has not received any notice of default under the Master Lease that remains uncured, and that to its actual knowledge (without any duty of inquiry or investigation),
(i) there is no violation of any applicable law, statute, ordinance, or governmental rule, regulation or requirement now in force with respect to the occupancy or build-out of the Sublease Premises that would materially and adversely affect the ability of Subtenant to occupy the Sublease Premises for general office use, and (ii) no release of Hazardous Materials or violation of Environmental Laws has occurred during the term of Sublandlord's occupancy of the Sublease Premises.

                  16. Quiet Enjoyment. So long as Subtenant pays all of the Rent due hereunder and performs all of Subtenant's other obligations hereunder, Sublandlord shall do nothing to affect Subtenant's right to peaceably and quietly have, hold and enjoy the Sublease Premises.

                  17. Notices. All notices, demands and requests shall be in writing and shall be sent either by hand delivery or by a nationally recognized overnight courier service (e.g., Federal Express), in either case return receipt requested, to the address of the appropriate party. Notices, demands and requests so sent shall be deemed given when the same are received. Notices to Sublandlord shall be sent to the attention of:

         The Gap, Inc.
         901 Cherry Avenue
         San Bruno, California 94066
         Arm: Real Estate Law

         with a copy to:

         The Gap, Inc.
         2 Folsom Street
         San Francisco, California 94105
         Attn: General Counsel

Notices to Subtenant shall be sent to the attention of:

         PlanetOut Partners USA, Inc.
         300 California Street, Suite 200
         San Francisco, California 94111
         Attn: Chief Legal Officer

                  18. Broker. Sublandlord and Subtenant represent and warrant to each other that, with the exception of Cushman & Wakefield of California, Inc. and TRI Commercial ("Brokers"), no brokers were involved in connection with the negotiation or consummation of this Sublease. Sublandlord agrees to pay the commission of the Broker pursuant to a separate agreement. Each party agrees to indemnify the other, and hold it harmless, from and against any and all claims, damages, losses, expenses and liabilities (including reasonable attorneys' fees) incurred by said party as a result of a breach of this representation and warranty by the other party.

                  19. Consent of Landlord. Paragraph 16 of the Original Lease requires Sublandlord to obtain the written consent of Landlord to this Sublease. Sublandlord shall solicit Landlord's consent to this Sublease promptly following the execution and delivery of this Sublease by Sublandlord and Subtenant, however Sublandlord makes no representation or warranty that Landlord's consent will be obtained. In the event Landlord's written consent to this Sublease has not been obtained within ten (10) days after the execution hereof, then this Sublease may be terminated by either party hereto upon notice to the other, and upon such termination neither party hereto shall have any further rights against or obligations to the other party hereto.

                  20. Termination of the Master Lease. If for any reason the term of the Master Lease shall terminate prior to the Sublease Expiration Date, this Sublease shall automatically be terminated and, except as otherwise provided in Paragraph 15(b) above, Sublandlord shall not be liable to Subtenant by reason thereof.

                  21.      Assignment and Subletting.

                           (a)      Any assignment of this Sublease or sublease
of all or a portion of the Sublease Premises shall be subject to the receipt of Landlord's and Sublandlord's consent, which consent by Sublandlord shall not be unreasonably withheld, and shall otherwise be subject to the terms of the Master Lease; provided, however, Sublandlord shall not have the right of recapture provided in the Master Lease. Any assignment or sublease by Subtenant without Sublandlord's prior written consent shall be void. Subtenant shall advise Sublandlord by notice of (i) Subtenant's intent to assign this Sublease or sublease all or a portion of the Sublease Premises, (ii) the name of the proposed assignee or sublessee and evidence reasonably satisfactory to Sublandlord that such proposed assignee or sublessee is comparable in reputation, stature and financial condition to tenants then leasing comparable space in the Building, and (iii) the terms of the proposed assignment or sublease. Sublandlord shall, within fifteen (15) days of receipt of such notice, and any additional information requested by Landlord concerning the proposed assignee's financial responsibility, elect one of the following:

                                    (i)      Consent to such proposed
assignment;

                                    (ii)     Refuse such consent, which refusal
shall be on reasonable grounds.

                           (b)      In the event that Subtenant requests
Sublandlord's consent to an assignment or a sublease under the provisions of this Section 21, Subtenant shall pay Sublandlord's reasonable processing costs and reasonable attorneys' fees incurred in giving such consent, including any amounts required to be paid to Landlord in connection with same. Notwithstanding any permitted assignment, Subtenant shall at all times remain directly, primarily and fully responsible and liable for all payments owed by Subtenant under the Sublease and for compliance with all obligations under the terms, provisions and covenants of the Sublease. If for any proposed assignment, Subtenant receives Rent or other consideration, either initially or over the term of the assignment, in excess of the Rent required by this Sublease, after a deduction for the following: (i) any brokerage commission paid by Subtenant in connection therewith and (ii) any reasonable attorneys' fees in connection with preparing and negotiating an assignment document ("Profit"), Subtenant shall pay to Sublandlord as additional Rent, fifty percent (50%) of such Profit or other consideration received by Subtenant within five (5) days of its receipt by Subtenant or, in the event the assignee makes payment directly to Sublandlord, Sublandlord shall refund fifty percent (50%) of the Profit to Subtenant after deducting (i) and (ii) above.

                  22. Limitation of Estate. Subtenant's estate shall in all respects be limited to, and be construed in a fashion consistent with, the estate granted to Sublandlord by Landlord.

                  23. Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Sublease and this Sublease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Sublandlord to Subtenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Sublease. This Sublease, and the exhibits and schedules attached hereto, contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Sublease Premises and shall be considered to be the only agreements between the parties hereto and their representatives and agents. None of the terms, covenants, conditions or provisions of this Sublease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Sublease.

                  IN WITNESS WHEREOF, the parties have entered into this Sublease as of the date first written above.

                                    SUBLANDLORD:

                                    THE GAP, INC.,
                                    a Delaware corporation

                                    By: /s/ Kevin E. Solliday
                                       ----------------------------------------
                                    Name: Kevin E. Solliday
                                    Its:  Associate General Counsel

                                    SUBTENANT:

                                    PLANETOUT PARTNERS USA, INC.,
                                    a Delaware corporation

                                    By: /s/ Todd A. Huge
                                       ----------------------------------------
                                    Name: TODD A. HUGE
                                    Its:  VP, BUSINESS & LEGAL AFFAIRS

                                   EXHIBIT "A"

                              COPY OF MASTER LEASE

                                Follows this page

                            FIRST AMENDMENT TO LEASE

         THIS FIRST AMENDMENT TO LEASE (this "AMENDMENT"), dated as of November 30, 1999, is made by and between 300 CALIFORNIA ASSOCIATES, LLC, a California limited liability company ("LANDLORD") and THE GAP, INC., a Delaware corporation ("TENANT").

                                    Recitals

         A. Landlord and Tenant's predecessor-in-interest, buzzsaw.com, Inc., a Delaware corporation ("BUZZSAW"), entered into that certain Office Lease (the "ORIGINAL LEASE"), dated September 17, 1999, with respect to certain premises (the "EXISTING PREMISES") commonly referred to as Suite 300, consisting of approximately 15,311 rentable square feet on the third floor ("SUITE 300"), and Suite 400, consisting of approximately 15,326 rentable square feet on the fourth floor ("SUITE 400"), of the building (the "BUILDING") known as 300 California Street, San Francisco, California.

         B. Concurrently with Landlord and Tenant's execution of this Amendment, buzzsaw has assigned all of its rights, and Tenant has assumed all of buzzsaw's obligations, under the Original Lease, pursuant to that certain Assignment and Assumption Agreement, dated as of even date herewith (the "ASSIGNMENT"). Landlord has consented to the Assignment in accordance with, and subject to, the terms and conditions of that certain Consent to Assignment, dated as of even date herewith. In addition, concurrently with Landlord and Tenant's execution of this Amendment, Tenant is entering into that certain Sublease Agreement, dated as of even date herewith (the "SUBLEASE"), whereby Tenant is subleasing the Expansion Premises (as such term is defined in this Amendment) to buzzsaw, all as more particularly set forth in the Sublease. Landlord has consented to the Sublease in accordance with, and subject to, the terms and conditions of that certain Consent to Sublease, dated as of even date herewith.

         C. In connection with the assignment of the Lease to Tenant, Tenant has requested, and Landlord has agreed, that the Existing Premises be increased in size and that certain other changes be made to the terms and conditions of the Original Lease, all as more particularly set forth herein. The Original Lease, as amended hereby, is referred to herein as the "LEASE."

                                    Agreement

         NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Premises. Effective as of the date hereof, the Existing Premises shall be expanded to include Suite 200 of the Building, consisting of approximately 15,246 rentable square feet and generally depicted on the preliminary floor plan attached hereto as Exhibit A (the "EXPANSION PREMISES"). From and after the date hereof, the term "PREMISES" as used in the Lease shall mean the Existing Premises and the Expansion Premises, collectively, and Tenant's

Share shall be increased, pursuant to Paragraphs 6 and 7 of the Lease, to reflect the addition of the Expansion Premises.

                  2. Alterations. The entire existing Section 12 of the Lease shall be redesignated Section 12(a) and the following shall be inserted as
Section 12(b):

         (b) Tenant acknowledges that if more than two floors of the Premises are renovated prior to the second anniversary of the Commencement Date, significant seismic and structural upgrades to the Building will be required. Therefore, and notwithstanding anything to the contrary in this Lease or the schedules or exhibits to this Lease, prior to January 15, 2002, Tenant may make alterations, additions or improvements, including initial tenant improvements, to two full floors of the Premises only. Tenant shall notify Landlord in writing, prior to the Commencement Date, as to which full floors (the "Improved Floors") Tenant will improve prior to January 15, 2002. Tenant shall keep all other areas of the Premises (collectively, the "Unimproved Premises") in their "as-is" condition as of the date of this Lease, and shall not permit any alteration, addition or improvement work or preparation for such work, including obtaining permits for such work, in or with respect to such areas prior to January 15, 2002; provided, however, that Tenant shall be entitled to repaint and recarpet such areas prior to January 15, 2002, subject to Landlord's prior written consent, which shall not be unreasonably withheld. In the event Tenant breaches its obligations under this paragraph, without limiting the generality of Tenant's obligations and Landlord's rights as set forth elsewhere in this Lease, Tenant shall indemnify Landlord from and against all losses, costs, claims, damages and expenses, including without limitation the cost of any required upgrades to the Building, resulting from such breach.

                  3. Tenant Improvements. Paragraph 1(a) of Exhibit C to the Original Lease is amended and restated in its entirety as follows:

         (a) Notwithstanding the foregoing, Tenant shall be entitled to a one-time tenant improvement allowance (the "Tenant Improvement Allowance") in the amount of Twenty-Five Dollars ($25.00) for each rentable square foot of each of the Improved Floors of the Initial Premises and Two Dollars ($2.00) for each rentable square foot of the Unimproved Premises, to be applied toward payment of any tenant improvement costs described below (the "Tenant Improvements"), subject to the provisions of Section 12(b) of the Lease.

         In addition, provided that Tenant has irrevocably exercised its Extension Option, extending the term of the Lease for an additional five (5) years and subject to the provisions of the Lease, including, without limitation, Section 12(b), Tenant shall be entitled to an additional one-time tenant improvement allowance of Twenty-Three Dollars ($23.00) for each rentable square foot of the Unimproved Premises (the "Additional Tenant Improvement Allowance") to be applied toward the payment of any tenant improvement costs of the type described below (the "Additional Tenant Improvements"). Notwithstanding the foregoing, and without limiting the generality of the provisions of Section 12(b) of the Lease, in no event shall any work be commenced, any permits obtained or requested or any applications for permits submitted with respect to the Additional Tenant Improvements prior to the second anniversary of the Commencement Date. In all other respects, the Additional Tenant Improvements shall be constructed and the Additional Tenant Improvement Allowance disbursed in accordance with this Agreement, with each reference to Tenant Improvements being deemed a reference to Additional Tenant Improvements and each reference to Tenant Improvement Allowance being deemed a reference to the Additional Tenant Improvement Allowance.

         In no event shall Landlord be obligated to make disbursements pursuant to this Agreement in a total amount that exceeds the Tenant Improvement Allowance and, if applicable, the Additional Tenant Improvement Allowance.

                  4. Base Rent. Schedule 3 to the Original Lease shall be amended and restated in its entirety as set forth on Schedule 3, attached hereto.

                  5. Term. The term of the Lease, with respect to the Expansion Premises, shall commence on the date hereof, and with respect to Suite 300 and Suite 400, shall commence on the earlier of (i) the date Tenant commences business operations from any part of Suite 300 and/or Suite 400, or
(ii) January 15, 2000. Accordingly, the term "Commencement Date" as used in the Lease, shall mean the date hereof, with respect to the Expansion Premises, and the earlier of (i) the date Tenant commences business operations from any part of Suite 300 and/or Suite 400, or (ii) January 15, 2000, with respect to Suite 300 and Suite 400. The Initial Term of the Lease for the entire Premises, including the Expansion Premises, shall expire on January 31, 2005.

                  6. Security Deposit. Sections 8(b) through 8(e) of the Original Lease are hereby deleted and are of no further force or effect. Section 8(a) shall remain in full force and effect, provided, however, that the third sentence of Section 8(a) shall be amended and restated as follows: "If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return to Tenant the Security Deposit or the balance thereof then held by Landlord and not applied as provided in this Section 8(a)."

                  7. Temporary Premises. Section 56 of the Original Lease and the reference to "Temporary Premises" on the first Basic Lease Information page are hereby deleted and of no further force or effect.

                  8. Option to Expand. Schedule 1 to the Lease (Option to Expand) is hereby deleted and of no further force or effect.

                  9. Option to Renew. The exercise of any Extension Option by Tenant shall be irrevocable and shall cover the entire Premises leased by Tenant pursuant to the Lease.

                  10.      Right of First Offer.

                           (a)      Provided that no Event of Default has
occurred and is continuing under the Lease at the time of the exercise of any such right or at any time thereafter until delivery of possession of the space to Tenant, and subject to any and all rights of other tenants in the Building with respect to such space (including renewal and extension rights and rights of first offer, first negotiation, first refusal or other expansion rights) existing as of the date of this Amendment, Tenant shall have a one-time right of first offer to lease the entire sixth (6th) floor of the Building.

                           (b)      Such right of first offer (i) may only be
exercised with respect to vacant space or space that has been previously leased and as to which an existing tenant of the Building has elected not to extend its lease or re-lease such space and (ii) may only be exercised with respect to all of the space being offered by Landlord. If any space qualifying for such right of first offer becomes available, Landlord shall offer to lease such space to Tenant at the same rent and on the same terms that are applicable to the Expansion Premises, provided that the tenant improvement allowance shall be Twenty-Five Dollars ($25.00) per rentable square foot, which allowance shall only be available if Tenant has irrevocably exercised its Extension Option. Tenant shall have five (5) business days following receipt of Landlord's offer with respect to any such space within which to notify Landlord in writing of its intention to lease such space, and such notice, if given by Tenant, shall constitute an acceptance of Landlord's offer. If Tenant exercises such right of first offer, the space to be leased by Tenant shall be leased on the same terms and conditions as are contained in the Lease with respect to the Expansion Premises, and the parties shall execute an amendment to the Lease to include such space in the Premises and otherwise to provide for the leasing of such space. If Tenant fails so to exercise Tenant's right of first offer within such five (5) business day period, Landlord may thereafter lease such space to other prospective tenants.

                           (c)      If Tenant does not lease the right of first
offer space from Landlord when it is first offered to Tenant by Landlord, then this right of first offer shall terminate and Tenant shall have no further rights to lease any of the right of first offer space.

                           (d)      If not effectively exercised prior to
January 31, 2005, this right of first offer shall expire on such date, regardless of whether Tenant has had an opportunity to exercise such right prior to such date.

                  11. Subordination, Non-Disturbance and Attornment Agreement. As provided in Section 24 of the Lease, Landlord agrees to use commercially reasonable efforts to obtain, at Tenant's sole cost and expense, a non-disturbance agreement from the holder of any existing encumbrance on the Building in a form reasonably acceptable to such holder of the encumbrance; provided, however, that the effectiveness of this Lease shall not be affected by Landlord's failure to obtain such an agreement.

                  12. Default. Section 27(iii) is amended and restated in its entirety as follows:

                  "(iii)   Tenant fails timely to deliver any subordination
document, estoppel certificate or financial statement requested by Landlord within three (3) days after the expiration of the applicable time period specified in Paragraphs 24 and 33."

                  13. Brokers. Tenant warrants and represents to Landlord that in the negotiating or making of this Amendment neither Tenant nor anyone acting on Tenant's behalf has dealt with any real estate broker or finder, other than TRI Commercial, who might be entitled to a fee or commission for this Amendment. Tenant agrees to indemnify and hold Landlord harmless from any claim or claims, including costs, expenses and attorney's fees incurred by Landlord, asserted by any broker or finder, other than TRI Commercial, for a fee or commission other than the foregoing, based upon any dealings with or statements made by Tenant or its representatives.

                  14. Ratification of Lease. The Original Lease, as modified by this Amendment, remains in full force and effect, and Landlord and Tenant hereby ratify the same. All references in the Original Lease to the "Lease" shall mean the Original Lease as amended hereby. This Amendment shall be binding upon and inure to the benefit to the parties and their respective successors and assigns.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

LANDLORD:                                 TENANT:

300 CALIFORNIA ASSOCIATES, LLC, a        THE GAP, INC., a Delaware corporation
California limited liability company

By: /s/ Michael Halper                   By: /s/ Lauri M. Shanahan
   ---------------------------------        ------------------------------------
   Name: Michael Halper                     Name: Lauri M. Shanahan
   Title:  Managing Member                  Title: SVP General Counsel

                                         By: ___________________________________
                                             Name:
                                             Title:

                                    EXHIBIT A
                               Expansion Premises

                             300 CALIFORNIA STREET
                                    2ND FLOOR

                                  [FLOOR PLAN]

                                   Schedule 3
                           Rental Adjustment Schedule

The minimum base rent provided for in Paragraph 5 above shall be adjusted as follows:

Commencement through January 14, 2000         $ 30,492 per month (2nd floor only)
Commencement through January 14, 2000         $107,230 per month (3rd & 4th floors/optional)
January 15, 2000 through January 31, 2001     $160,591 per month
February 1, 2001 through January 31, 2002     $164,414 per month
February 1, 2002 through January 31, 2003     $168,238 per month
February 1, 2003 through January 31, 2004     $172,061 per month
February 1, 2004 through January 31, 2005     $175,885 per month

                              300 CALIFORNIA STREET

                                  OFFICE LEASE
                    300 CALIFORNIA ASSOCIATES, LLC, Landlord
                                       and
                buzzsaw.com, Inc., a Delaware Corporation, Tenant

                            Dated: September 21, 1999

                             300 CALIFORNIA STREET

                             BASIC LEASE INFORMATION

LEASE PARAGRAPH

INTRODUCTORY
PARAGRAPH:         DATE:             September 21, 1999

                   LANDLORD:         300 CALIFORNIA ASSOCIATES, LLC

                   TENANT:           buzzsaw.com, Inc., a Delaware Corporation

PARAGRAPH 1:       INITIAL PREMISES: Suite 300, deemed to consist of 15,311
                   rentable square feet and

                   Suite 400, deemed to consist of 15,326 rentable square feet. (Exhibit B).

PARAGRAPH 56:      TEMPORARY PREMISES: Suite 200, deemed to consist of 15,325 rentable square feet. (Exhibit B-1).

                   SEE ALSO SCHEDULE 1, OPTION TO EXPAND

BUILDING:          300 CALIFORNIA STREET, San Francisco, California, deemed to consist of 122,612 rentable square feet

PARAGRAPH 3:       PROJECTED COMMENCEMENT DATE: The lease shall commence upon substantial completion of tenant improvements or January 15, 2000, whichever comes first.

                   INITIAL TERM:  Sixty (60) months


                   SEE ALSO SCHEDULE 2, OPTION TO RENEW

PARAGRAPH 5:       BASE RENT: SEE SCHEDULE 3

PARAGRAPH 6:
AND PARAGRAPH 7:   INITIAL TENANT'S SHARE: 24.99%

                   REAL ESTATE TAXES BASE YEAR: 2000

                   OPERATING EXPENSES BASE YEAR: 2000

PARAGRAPH 8:       SECURITY DEPOSIT: $50,000 and the Letter of Credit.

PARAGRAPH 40:      TENANT'S ADDRESS FOR NOTICES:

                   buzzsaw.com. Inc., a Delaware Corporation
                   300 CALIFORNIA STREET
                   Suite 400
                   San Francisco, CA 94111

                   WITH A COPY TO:

                   Autodesk Inc.
                   111 Mclnnis Parkway
                   San Rafael, CA 94903
                   Attn: Director of Real Estate

                   LANDLORD'S ADDRESS FOR NOTICES:

                   300 CALIFORNIA ASSOCIATES, LLC
                   1000 Sansome Street, Suite 380
                   San Francisco, CA 941111
                   Attn: Michael Halper

PARAGRAPH 46:      Tenant's Broker: Colliers International.

The provisions of the Lease identified above in the margin are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information.

LANDLORD:   300 CALIFORNIA ASSOCIATES, LLC

By: /s/ Michael Halper
   ----------------------------------------------------
NAME:  Michael Halper
TITLE:  Manager

TENANT: buzzsaw.com, Inc., a Delaware Corporation

By: /s/ Carl Bass
   ---------------------------------------------------
NAME:  Carl Bass
TITLE: President & CEO

                              300 CALIFORNIA STREET
                                  OFFICE LEASE

This Lease, made this 21st day of September 1999, is by and between 300 CALIFORNIA ASSOCIATES, LLC ("Landlord"), a California limited liability company, and buzzsaw.com, Inc., a Delaware Corporation ("Tenant").

WITNESSETH:

1.       PREMISES.
         Landlord hereby leases to Tenant and Tenant hereby hires from Landlord certain premises consisting of a portion of that certain building (the "Building") described in the Basic Lease Information. The Building is (the "Building") owned by Landlord and located on certain land in the City and County of San Francisco, which land is more particularly described in Exhibit A attached hereto. The premises leased to Tenant hereunder (the "Premises") are or shall be commonly identified by the Suite Number, if any, appearing in the Basic Lease Information and are generally depicted in the preliminary floor plan attached hereto as Exhibit B

         Said letting and hiring is upon and subject to the terms, covenants, and conditions herein set forth and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed.

2.       PURPOSE
         The Premises shall be used for general office purposes and for no other use or purpose without the prior written consent of Landlord, which consent may be granted or denied in Landlord's sole discretion.

3.       TERM
         The term of this Lease shall commence on January 15, 2000 (the "Projected Commencement Date"), or upon substantial completion of Tenant Improvements, whichever occurs first. Landlord shall deliver possession of the Premises in accordance with the Exhibit C attached hereto. The term shall continue as set forth in the Basic Lease Information unless sooner terminated pursuant to the terms hereof. If the Commencement Date is other than the first day of a calendar month, the Initial Term shall also include the remainder of the partial calendar month in which the Commencement Date occurs.

4.       POSSESSION.
         Landlord shall use reasonable efforts to deliver possession of the Premises to Tenant on or before the Projected Commencement Date specified in the Basic Lease Information. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on the Projected Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom; provided, however, that if Landlord does not deliver the Premises to Tenant on or before that date which is 90 days after the Projected Commencement Date, as such date may be extended on account of Tenant Delays, casualty, inclement weather, labor disputes, shortage of materials, or any other matters beyond the reasonable control of Landlord, Tenant shall have the right to terminate this Lease by notifying Landlord thereof at any time before Landlord delivers possession of the Premises to Tenant in the condition required hereby.

         Within 10 days after written request from Landlord, Tenant shall execute and return to Landlord an acknowledgment of the Commencement Date and such other information as Landlord shall reasonably request.

         Tenant confirms and agrees that it is leasing the Premises in their "as is" state and condition that it has, and will have, reviewed and fully satisfied itself as to the adequacy of the Premises, and that Landlord shall have no obligation whatsoever to make or pay for any improvements or renovation in the Premises to prepare the same for Tenant's occupancy, except as expressly provided elsewhere in this Lease. By taking possession of the Premises. Tenant shall be deemed to have accepted the Premises in good working order, condition, and repair, in compliance with all laws, statutes, ordinances and governmental rules, regulations or requirements, and otherwise in the condition in which Landlord was required to deliver them to Tenant.

         Notwithstanding the foregoing, Tenant may enter the Premises, at all times, at its own risk, subsequent to the mutual execution and delivery of this Lease, for the purpose of constructing tenant improvements, or to install fixtures, supplies, inventory and other properly in the Premises, the Premises prior to the Commencement Date. Pre-term possession will be subject to the availability of the Premises and subject to the rights of prior tenants. During the course of any such pre-term possession, all terms and conditions of this Lease, except rent and commencement, shall apply.

5.       RENT
         (a) BASE RENT. On or before the first day of each calendar month during the term hereof Tenant shall pay to Landlord, as minimum monthly rent for the Premises, the Base Rent set forth in the Basic Lease Information. The minimum monthly rent for any partial month shall be prorated at the rate of 1/30 of the minimum monthly rent per day. Simultaneously with the execution of this Lease, Tenant shall pay to Landlord the Base Rent for the first full calendar month for which Base Rent is payable.

         The initial Base Rent shall not be adjusted during the term of this Lease.

         (b) GENERAL PROVISIONS. Rent shall be paid by Tenant to Landlord, in advance, without deduction or offset, in lawful money of the United States of America to 300 CALIFORNIA ASSOCIATES, LLC, 1000 Sansome Street, San Francisco, CA 94111 or to such other person or at such other place as Landlord may from time to time designate in writing. Payments made by check must be drawn either on a California financial institution or on a financial institution that is a member of the federal reserve system.

         All charges and other amounts of any kind payable by Tenant to Landlord pursuant to this Lease shall be deemed additional rent. Landlord shall have the same remedies for default in the payment of additional rent as for default in the payment of Base Rent. Base Rent and additional rent are collectively sometimes hereinafter referred to as rent.

         No security or guaranty which may now or hereafter be furnished Landlord for the payment of the rent herein reserved or for performance by Tenant of the other covenants or conditions of this Lease shall in any way be a bar or defense to any action in unlawful detainer, or for the recovery of the Premises, or to any action which Landlord may at any time commence for a breach of any of the covenants or conditions of this Lease.

6.       TAXES
         Tenant shall pay to Landlord an amount equal to Tenant's Share of any increase in Taxes above the amount of Taxes levied and assessed for the fiscal tax year specified in the Basic Lease Information. The total amounts due hereunder shall be paid to Landlord on or before the date full payment of the applicable Taxes are due or, if payable in installments, the date payment of the first installment of such Taxes are due. Notwithstanding anything in the foregoing to the contrary, at Landlord's sole election, at any time or times Landlord may estimate in advance the amount of Taxes for any next ensuing 12-month period and, upon Landlord's written notice, Tenant shall pay to Landlord on the first day of each calendar month of such 12-month period, with Base Rent as provided for in Paragraph 5 hereof, one-twelfth (1/12th) of Tenant's Share of such estimated Taxes. If during any such 12-month period Landlord shall revise its estimate of Tenant's share of said taxes for such 12-month period, Landlord shall advise Tenant, with thirty (30) days prior written notice and with no more than one revision per year. Tenant shall pay all additional Taxes on such revised estimate for the portion of the 12-month period already elapsed and shall commence paying the additional Taxes based on such revised estimate for the remainder of such 12-month period. Upon conclusion of such 12-month period. Landlord shall deliver to Tenant a statement of Tenant's Share of the actual Taxes for such period and if the amounts theretofore paid by Tenant on account of Landlord's estimate shall exceed the amount of Tenant's Share of such actual Taxes, Landlord shall pay to Tenant the amount of such excess within 15 days after date of delivery of such statement to Tenant, and if the amounts theretofore paid by Tenant on account of Landlord's estimate shall be less than the amount of Tenant's Share of such actual Taxes. Tenant shall pay to Landlord the amount of such deficiency within 15 days after date of delivery of such statement to Tenant. Landlord, at its election, may estimate Taxes on a calendar-year basis, in which event Tenant shall pay one- twelfth (1/12th) of such estimated Taxes as hereinbefore provided and, if this Lease shall commence on a day other than the first day of a calendar year and/or shall end on a day other than the last day of a calendar year. Tenant's Share of such Taxes, as applicable to such first and last calendar years of the term hereof, shall be computed on a pro rata basis.

(???) assessments, and reassessments, special or otherwise, foreseen or unforeseen, levied or assessed upon the Building, including, without limitation, any increases in taxes resulting from any change in ownership of the Building or any portion thereof and any taxes levied and assessed in lieu of or in substitution for existing or additional real or personal property taxes as well as any form of assessment, license, fee, levy, penalty, or tax (other than inheritance or estate taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state, or federal government, or any school, agricultural, lighting, drainage, or other improvement district, as against any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises are a part, or as against Landlord's right to rent or other income therefrom, or as against Landlord's business of leasing the Premises. In addition, Tenant shall pay one hundred percent (100%) of any increase in taxes or assessments of whatsoever kind and nature (including, without limitation, all personal property taxes) caused by improvements or installations made by Tenant to the Premises at any time during the term hereof, provided that Tenant shall not be responsible for increases in taxes or assessments, except as a part of Tenant's Share of the increase in Taxes, to the extent such increases result from ordinary tenant improvements. In the event the Building is reassessed prior to the fifth (5th) anniversary of the Commencement Date and such reassessment is solely a result of the tenant improvements made to the Building during such period. "TAXES" shall not include the amount by which the real property taxes on the Building are increased as a result of such reassessment. From and after the fifth (5th) anniversary of the Commencement Date, the previous sentence shall be of no further force or effect.

         For purposes of this Paragraph 6, "Tenant's Share" shall be in the same proportion that the rentable square footage of the Premises bears from time to time to the aggregate rentable square footage of the Building. At the inception of this Lease Tenant's Share for purposes of this Paragraph 6 shall be that percentage specified as Tenant's Share in the Basic Lease Information (which may be adjusted from time to time by Landlord, upon written notice to Tenant, in event of changes in the aggregate rentable building square footage in the Building or Tenant's leasing of additional space hereunder).

7.       OPERATING EXPENSES.
         (a) PAYMENT OF OPERATING EXPENSES. Tenant shall pay to Landlord, at the times hereinafter set forth, an amount equal to Tenant's Share of any increase in Operating Expenses for the Building above the Operating Expenses for the Building for the Base Year specified in the Basic Lease Information. Statements of the amount of Operating Expenses for the preceding calendar year and the amount of such increase payable by Tenant shall be determined by Landlord and shall be payable by Tenant on demand by Landlord.

         Notwithstanding the foregoing, at Landlord's sole election, at any time or times Landlord may estimate in advance Landlord's Operating Expenses for any next ensuing 12-month period and, upon Landlord's written notice. Tenant shall pay to Landlord on the first day of each calendar month of such 12-month period, with Base Rent as provided for in Paragraph 5 hereof, one-twelfth (1/12th) of Tenant's Share of such estimated Operating Expenses. If during any such 12-month period Landlord shall revise its estimate of Tenant's Share of said expenses for such 12-month period. Landlord shall advise Tenant, with thirty (30) days prior written notice and with no more than one revision per year, Tenant shall pay all additional Operating Expenses on such revised estimate for the portion of the 12-month period already elapsed and shall commence paying the additional Operating Expenses based on such revised estimate for the remainder of such 12-month period. Upon conclusion of such 12-month period, Landlord shall deliver to Tenant an itemized statement in reasonable detail of Tenant's Share of Landlord's actual Operating Expenses for such period and, if the amounts theretofore paid by Tenant on account of Landlord's estimate shall exceed the amount of Tenant's Share of such actual costs. Landlord shall pay to Tenant the amount of such excess within 15 days after date of delivery of such statement to Tenant, and, if the amounts theretofore paid by Tenant on account of Landlord's estimate shall be less than the amount of Tenant's Share of such actual costs, Tenant shall pay to Landlord the amount of such deficiency within 15 days after date of delivery of such statement to Tenant. Landlord, at its election, may estimate Operating Expenses on a calendar-year basis, in which event if this Lease shall commence on a day other than the first day of a calendar year and/or shall end on a day other than the last day of a calendar year, Tenant's Share of such estimated costs, as applicable to such first and last calendar years of the term hereof, shall be computed on a pro rata basis.

         For purposes of this Paragraph 7. "Tenant's Share" shall be in the same proportion that the rentable square footage of the Premises bears from time to time to the aggregate rentable square footage of the Building. At the inception of this Lease Tenant's Share for purposes of this Paragraph 7 shall be that percentage specified as Tenant's Share in the Basic Lease information which may be adujsted from time to time by Landlord, upon written notice to Tenant, in event of changes in the aggregate rentable building square footage in the Building or Tenant's leasing of additional space hereunder).

         (b) OPERATING COSTS DEFINED. As used in this Paragraph 7. "Operating Expenses" shall mean any and all sums expended by Landlord directly or indirectly for the maintenance, management, and operation of the Building, including, without limiting the foregoing; wages, salaries, employee benefits, and payroll burden of personnel engaged in management, operation and maintenance of the Building; Building management office rent or rental value for space in the Building used for the purposes of management of the Building, provided that to the extent such space is utilized for a management office serving buildings other than the Building, such rent or rental value shall be equitably allocated among the Building and such other buildings; costs of power, heat, light, steam, air conditioning, gas, water, garbage, sewage and waste disposal and other utilities; costs of equipment, tools, materials and supplies; all insurance premiums and deductibles; license, permit and inspection fees; amounts paid under maintenance contracts and for general services; depreciation on, or rental of, personal property; reasonable replacement reserves; costs of repairing or replacement of debris receptacles; landscaping costs including maintenance, watering and the replacement or addition of plants; cost of directional signs, other markers, and car stops; all non-capital costs of keeping the exterior walls, foundations, down spouts, roofs, plumbing, sewage systems, electrical, and heating and air conditioning systems in the Building in good order, condition and repair; any and all parking charges, surcharges or any other costs levied by any governmental authority on the Building, or the rents generated therefrom, or the utilities consumed therein or similar matters; reasonable management fees; and the cost (hereinafter "capital cost") of any capital improvements made to the Building by Landlord that (i) reduce Operating Expenses or that reduce or conserve the amount of utilities consumed, (ii) are required under any Legal Requirements that were not applicable to the Building at the time this Lease was entered into, or (iii) are required to keep the Building and the common areas therein, in good order, condition, and repair, each of the foregoing capital costs to be amortized over such reasonable period as Landlord shall determine together with interest on the unamortized balance at the rate of ten percent (10%) per year or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements. Tenant expressly acknowledges that if Landlord, from time to time, elects to provide security services. Landlord shall not be deemed to have warranted the efficiency of such security personnel, service, procedures or equipment and Landlord shall not be liable in any manner for the failure of any such security personnel, services, procedures or equipment to prevent or control, or apprehend anyone suspected of personal injury or property damage in, on, or around the Property.

         Operating Expenses shall not include (i) capital improvements (except as otherwise provided above); (ii) costs of special services rendered to individual tenants (including Tenant) for which a special charge is made; (iii) interest and principal payments on loans or indebtedness secured by the Building and any rent paid on any ground or underlying lease; (iv) costs of improvements for Tenant or other tenants of the Building: (v) costs of services or other benefits of a type which are not available to Tenant but which are available to other tenants or occupants, and costs for which Landlord is reimbursed by other tenants of the Building other than through payment of tenants' shares of increases in Operating Costs and Taxes; (vi) advertising, leasing commissions, attorneys' fees and other expenses incurred in connection with leasing space in the Building or enforcing such leases; (vii) depreciation or amortization, other than as specifically enumerated in the definition of Operating Costs above;
(viii) costs for which Landlord actually receives reimbursement from parties other than current or former tenants of the Building, or (ix) insurance deductibles to the extent they exceed the higher of (1) $50,000 or (2) such amounts as are commercially reasonable with respect to office buildings equivalent to the Building located in the financial district of San Francisco.

         (c) ADDITIONAL SERVICES. If, in Landlord's reasonable determination, Tenant's demand for or use of the common area facilities and services for the Building exceeds the use of such facilities and services that is typical, normal and customary for the Building, Landlord may separately charge Tenant for Landlord's additional maintenance or service costs related thereto, which additional charges shall be due and payable within ten (10) days after demand therefor.

8.       SECURITY DEPOSIT/LETTER OF CREDIT

     (a) Simultaneously with the execution of this Lease. Tenant has deposited with Landlord the sum specified as the Security Deposit in the Basic Lease Information (said sum, as may be augmented as hereinafter provided, is referred to herein as the "Security Deposit"). The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease. Provided that at the end of the term

Tenant shall have delivered up the Premises to Landlord, broom clean, and in the same condition as at the Commencement Date, reasonable wear excepted, the Security Deposit or portion thereof then held by Landlord after all applications on account of Tenanat's details, shall be returned to Tenant. No interest shall be payable thereon and Landlord shall not be required to keep said sum in a separate account. If Tenant fails to pay any rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease. landlord may at its option apply or retain all or any portion of the Security Deposit for the payment of any rent or other charge in default or the payment of any other sum to which Landlord may become obligated by Tenant's default, or to compensate Landlord for any loss damage which Landlord, may suffer thereby. If Landlord so uses or applies all or any portion of the Security Deposit, then within 10 days after demand therefor, Tenant shall deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the full amount thereof, and Tenant's failure to do so shall be a material breach of this Lease. Landlord's application or retention of the Security Deposit shall not constitute a waiver of Tenant's default to the extent that the Security Deposit does not fully compensate Landlord for all losses or damages incurred by Landlord in connection with such default and shall not prejudice any other rights or remedies available to Landlord under this Lease or by law.

     (b) Tenant shall deliver to Landlord, upon execution and delivery of this Lease a clean, unconditional, irrevocable, transferable letter of credit (the "Letter of Credit"), naming Landlord as beneficiary, in the form of Exhibit E to the Lease, and issued by a financial institution ("Issuer"), satisfactory to Landlord. The amount available to be drawn under the Letter of Credit shall be Six Million Six Hundred and Ninety Thousand One Hundred and Sixty Dollars ($6,690,160). So long as there is no uncured Event of Default then existing under the Lease, the amount remaining available to be drawn under the Letter of Credit shall remain the same over the term, so the amount available to be drawn under the Letter of Credit shall be as follows:

Months (counting from the Commencement Date through applicable          Minimum Amount Available Under
          monthly anniversary of Commencement Date)                           the Letter of Credit
--------------------------------------------------------------          ------------------------------
                           01-12                                        $                    6,690,160
                           13-24                                        $                    5,403,400
                           25-36                                        $                    4,086,004
                           37-48                                        $                    2,737,972
                           49-60                                        $                    1,359,304

The foregoing reductions in the face amount of the Letter of Credit shall be accomplished through the delivery of substitute Letters of Credit. Without limiting the generality of the foregoing, no Letter of Credit shall provide for any reduction in its face value other than those resulting from draws on such Letter of Credit.

     (c) Landlord shall be entitled to draw any portion or all of the amount under the Letter of Credit if either (i) an Event of Default occurs under the Lease, or (ii) Tenant does not deliver to Landlord a replacement letter of credit from Issuer or another financial institution satisfactory to Landlord in the amount and form of the initial Letter of Credit no later than one month before the expiration date of the then existing Letter of Credit, or (iii) if upon a proposed sale or lease of the Building, Tenant does not deliver to any new landlord a replacement Letter of Credit pursuant to the provisions of (e) below. The Letter of Credit shall provide for partial draws by Landlord in accordance with this paragraph. Any such draws when made shall be deemed applied to the amounts owing under this Lease (in such order as Landlord may elect). In the event of any draw under the Letter of Credit, Tenant shall within five (5) days after demand therefor from Landlord, cause the amount remaining available to be drawn under the Letter of Credit to be increased by an amount equal to the amount drawn.

     (d) Tenant shall not assign or encumber or attempt to assign or encumber the Letter of Credit and neither Landlord nor its successors or assigns shall be bound by any such assignment or encumbrance or attempted assignment or encumbrance.

     (e) In the event of a sale or other transfer of the Building. Tenant will, if requested by Landlord in writing, at its sole cost and expense within ten
(10) business days after receiving such request, cause the issuing bank of the Letter of Credit to consent to the assignment or to issue a substitute letter of credit on identical terms to the Letter of Credit, other than the stated beneficiary, from the same issuing bank or, if the transferee so requests, from another bank acceptable to such transferee in its reasonable discretion, naming such transferee as the beneficiary thereof, upon delivery by Landlord of the then outstanding letter of Credit

9.       USES PROHIBITED
         Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the rate of or affect any fire or other insurance upon the Building or any of its contents or cause a cancellation of any insurance policy covering said Building or its contents. Tenant shall not do or permit anything to be done in or about the Premises which will obstruct or interfere with the rights of other tenants or occupants of the Building or injure or materially annoy them, or use or allow the Premises to be used for any residential, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. No cooking devices or other odor causing devices, space heaters, loudspeakers or other similar device, system or apparatus which can be heard or experienced outside the Premises shall, without the prior written approval of Landlord, be used in or at the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

10.      COMPLIANCE WITH LAWS.
         Tenant shall not use or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. Tenant, at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use of occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in an action against Tenant, whether Landlord is a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement shall be conclusive of that fact as between Landlord and Tenant.

11.      NO USE OF HAZARDOUS MATERIALS PERMITTED
         Tenant will not use, generate, manufacture, produce, store, release, discharge, or dispose of, on, under or about the Premises or the Building or transport to or from the Premises or the Building any Hazardous Materials (as defined below) or allow its employees, agents, contractors, invitees or any other person or entity to do so, except that Tenant shall be permitted to use in the Premises reasonable and customary quantities of ordinary office products, janitorial materials and cleaning supplies such as inks, household cleansers, and the like. Tenant shall keep and maintain the Premises in compliance with, and shall not cause or permit the Premises or the Building to be in violation of any Environmental Laws (as defined below).

         Tenant shall protect, defend, indemnify and hold harmless Landlord, the holder(s) of any mortgage or deed of trust encumbering the Building, and their respective partner, agents, employees, officers, directors, and shareholders, from and against any and all liabilities, losses, damages, costs. and expenses (including attorneys' and consultants' fees and costs) directly or indirectly arising out of the presence, due to Tenant (or its employees, agents, contractors, invitees, or any person permitted or suffered by Tenant to use or occupy the Premises), of any Hazardous Materials in, under or about the Premises, the Building or the Building, whether resulting from Tenant's activities prior to or after the Commencement Date. This indemnity shall survive the expiration or termination of this Lease. Landlord shall have the right to join and participate in, as a party if it so elects, any legal proceedings or actions affecting the Premises, the Building or the Building initiated in connection with any Environmental Law violated by Tenant and shall have its attorneys' and consultants' fees in connection therewith paid by Tenant.

         As used herein, the term "Hazardous Materials" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government, or is or becomes classified as hazardous or toxic under federal, state, or local laws or regulations. "Hazardous Materials" shall also include, without limitation, petroleum, asbestos, polychlorinated biphenyls, flammable explosives and radioactive materials.

         "Environmental Laws" shall mean any federal, state or local law. statute, ordinance, or regulation now or hereafter pertaining to health, industrial hygiene, or the environmental conditions on, under or about the Premises, or the Building, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA") as amended, 42 U.S.C. Section 9601 et seq., And the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. Sections 6901 et seq.

12.      ALTERATIONS.
         Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without the prior written consent of Landlord which consent shall not be unreasonably withheld, provided that if the alterations, additions or improvements involve or directly or substantially affect the Building systems or structure such consent may be withheld in Landlord's sole discretion. Notwithstanding the foregoing, if the total cost of an alteration, addition or improvement does not exceed Fifty Thousand Dollars ($50,000), Landlord's consent shall not be required, provided that such alteration, addition or improvement is not visible from outside of the Premises and does not involve or otherwise directly or substantially affect the Building systems or structure and is otherwise performed in accordance with the provisions of this Paragraph 12. Any alterations, additions, or improvements to Premises, including without limitation any partitions, movable or otherwise, and all carpeting, shall at once become a part of the realty and belong to Landlord. Movable furniture, equipment and trade fixtures shall remain the property of Tenant. If Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense and any contractor or person selected by Tenant to make the same must first be approved of in writing by Landlord. If Tenant requests in writing at the time it requests approval of an alteration, addition or improvement (or at anytime with respect to alterations, additions and improvements not requiring Landlord's consent) that Landlord notify Tenant whether it will require such alteration, addition or improvement to be removed at the expiration or termination of the Term and if Landlord approves such alteration, addition or improvement, Landlord shall so notify Tenant at the time it approves such alteration, addition or improvement (or, in the case of alterations, additions or improvements not requiring Landlord's consent, within ten (10) business days after Landlord's receipt of such request). Upon the expiration or sooner termination of the term. Tenant, upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence shall remove any alterations, additions or improvements made by Tenant, other than those that Landlord has notified Tenant pursuant to the terms of the preceding sentence that Tenant is not required to remove and other than typical office improvements that are generally consistent with Building standards, and Tenant, forthwith and with all due diligence, at its sole cost and expense, shall repair any damage to the Premises caused by such removal. Tenant's obligation to remove any alterations, additions, improvements, fixtures and/or personal property and to repair any damage from such removal shall survive the termination of this Lease.

         Tenant shall reimburse Landlord upon demand for any reasonable expenses incurred by Landlord in connection with any alterations, additions or improvements made by Tenant, including reasonable fees charged by Landlord's contractors or consultants to review plans and specifications prepared by Tenant and to update the existing as-built plans and specifications of the Building to reflect the Alterations.

         Construction of the alterations, additions, or improvements shall be completed in accordance with drawings and specifications approved in advance in writing by Landlord, shall be carried out in a good and workmanlike manner, and shall comply with all applicable laws, statutes, ordinances and governmental rules, regulations and requirements.

13.      REPAIR.

         (a.)     TENANT'S OBLIGATION. Tenant, at Tenant's sole cost and
expense, shall keep the Premises and every part thereof in good condition and repair, ordinary wear and tear and damage caused by act of God or other casualty excepted. Tenant hereby waives all rights to make repairs at the expense of the Landlord as provided by law, statute or ordinance now or hereafter in effect. Upon the expiration or sooner termination of the term hereof, Tenant shall surrender the Premises to Landlord in the same condition as when received, ordinary wear and tear and damage by act of God or other casualty excepted. It is specifically understood and agreed that Landlord has no obligation and has made no promises to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and that no representations respecting the condition of the Premises, the Building or the Building have been made by Landlord to Tenant except as specifically set forth in this Lease.

         Tenant shall pay upon demand the entire cost of repairing any damage to any portion of the Premises, the Building or the Building caused by the negligence or willful misconduct of Tenant or its agents, employees, contractors, or invitees, or by Tenant's failure to comply with the terms of this Lease, except to the extent such damage is covered by any insurance maintained by Landlord on the Building.

         (b) LANDLORD'S OBLIGATION. Landlord shall maintain or cause to be maintained in reasonably good order, condition and repair. the structural portions of the roof, foundations, floors

(???) common areas of the Building, such as elevators, stairs, corridors and restrooms: provided, however, that Tenant shall pay the cost of repairs For any damage occasioned by Tenant's use of the Premises or the Building or any act or omission of Tenant or Tenant's employees, contractors, agents, or invitees, to the extent (if any) not covered by Landlord's property insurance. Landlord shall be under no obligation to inspect the Premises. Tenant shall promptly report in writing to Landlord any defective condition known to Tenant which Landlord is required to repair.

14.      ABANDONMENT.
         Tenant shall not abandon the Premises at any time during the term hereof, and if Tenant shall abandon or surrender the Premises or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord.

15.      LIENS.
         Tenant shall keep the Premises and the Building and the land upon which the Building is situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Tenant shall in the event of the filing of any such lien, post any bond required to release the Premises therefrom. Should Tenant fail to remove any such lien within five (5) business days after notice to do so from Landlord, Landlord may, in addition to any other remedies, record a bond pursuant to California Civil Code Section 3143 and all amounts incurred by Landlord in so doing shall become immediately due and payable by Tenant to Landlord as additional rent. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Premises and the Building from such liens.

16.      ASSIGNMENT AND SUBLETTING.
         (a) LANDLORD'S CONSENT. Landlord's and Tenant's agreement with regard to Tenant's right to transfer all or part of its interest in the Premises is as expressly set forth in this Paragraph 16. Except upon Landlord's prior written consent, which consent shall not (subject to Landlord's rights under Paragraph 16 (b), below) be unreasonably withheld, delayed or conditioned, neither this Lease nor all or any part of the leasehold interest created hereby shall, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, be assigned, mortgaged, pledged, encumbered or otherwise transferred by Tenant or Tenant's legal representatives or successors in interest (collectively an "assignment") and neither the Premises nor any part thereof shall be sublet or be used or occupied for any purpose by anyone other than Tenant (collectively, a "sublease"). Tenant agrees that any instrument by which Tenant assigns or sublets all or any portion of the Premises shall expressly provide that the subtenant or assignee may not further assign or sublet the assigned or sublet space without Landlord's prior written consent and that the assignee or subtenant will comply with all of the provisions of this Lease and that Landlord may enforce the Lease provisions directly against such assignee or subtenant. Any assignment or subletting without Landlord's prior written consent shall, at Landlord's option, be void and shall constitute an Event of Default entitling Landlord to terminate this Lease and to exercise all other remedies provided in Paragraph 27 of this Lease.

         If Landlord approves of an assignment or subletting hereunder and this Lease contains any renewal options, expansion options, rights of first refusal, rights of first negotiation or any other rights or options pertaining to additional space in the Building, such rights and/or options shall not run to the subtenant or assignee, it being agreed by the parties hereto that any such, rights and options are personal to Tenant named herein and may not be transferred.

         In no event shall Tenant assign this Lease or sublet the Premises or any portion thereof to any then existing tenant of said Building, without Landlord's consent, which consent may be withheld in Landlord's sole discretion.

         Tenant shall pay Landlord's reasonable costs incurred in connection with Tenant's request to assign this Lease or sublet the Premises, regardless whether or not the Landlord consents to the proposed transfer.

         If Tenant is a corporation or a partnership, the transfer (as a consequence of a single transaction or any number of separate transactions) of fifty percent (50%) or more of the beneficial ownership interest of the voting stock of Tenant issued and outstanding as of the date hereof or of the partnership interests in Tenant, as the case may be, shall not constitute an assignment for which Landlord's consent is required as provided in this Paragraph 16. provided, however, that if Tenant is a publicly traded corporation, transfers of Tenant's stock through a nationally recognized stock exchange, including an initial public offering of Tenant's stock, shall not constitute an assignment requiring Landlord's consent in addition.
Tenant may assign or sublet this Lease, without Landlord's consent, to any corporation or other entity which controls, is controlled by, or is under common control with Tenant, or to any corporation or other entity resulting from a merger, reorganization or consolidation with Tenant, or to any person or entity which acquires a controlling interest in Tenant's stock or substantially all of the assets of Tenant as a going concern (collectively, an "AFFILIATE"), provided that, as to an assignment to an Affiliate, the Affiliate assumes in writing all of Tenant's remaining obligations under this Lease and that Tenant gives Landlord such reasonable information as Landlord shall reasonably request regarding the Affiliate.

         (b) PROCEDURE. If Tenant desires to assign this Lease or any interest therein or sublet all or part of the Premises (each hereinafter a "transfer"), Tenant shall give Landlord written notice thereof designating the space proposed to be transferred and the terms proposed. Landlord shall have the prior right and option (to be exercised by written notice to Tenant given within thirty (30) business days after receipt of Tenant's notice) to do any of the following:

         (1) Landlord may terminate this Lease, or in the case of a sublease of less than all of the Premises, terminate this Lease as to that part of the Premises proposed to be so sublet, either (i) on the condition that the proposed transferee immediately enter into a direct lease of the Premises with Landlord (or, in the case of a partial sublease, a lease of the portion proposed to be so sublet) on the same terms and conditions contained in Tenant's notice, or (ii) so that Landlord is thereafter free to lease the Premises (or. in the case of a partial sublease, the portion proposed to be so sublet) to whomever it pleases on whatever terms are acceptable to Landlord. In the event Landlord elects to so terminate this Lease, then if such termination is conditioned upon the execution of a lease between Landlord and the proposed transferee. Tenant's obligations under this Lease shall not be terminated until such transferee executes a new lease with Landlord, enters into possession, and commences the payment of rent. If Landlord elects simply to terminate this Lease (or, in the case of a partial sublease, to terminate this Lease as to the portion to be so sublet), the Lease shall so terminate in its entirely'(or as to the space to be so sublet) fifteen (15) days after Landlord has notified Tenant in writing of such election. Upon such termination, Tenant shall be released from any further obligation accruing under this Lease after the date of such termination if it is terminated in its entirety, or shall be released from any further obligation accruing under the Lease after the date of such termination with respect to the space proposed to be sublet in the case of a proposed partial sublease. In the case of a partial termination of the Lease, the Base Rent and Tenant's Share of Taxes and Operating Costs shall be reduced to an amount which bears the same relationship to the original amount thereof as the rentable area of that part of the Premises which remains subject to the Lease bears to the original rentable area of the Premises. Landlord and Tenant shall execute a cancellation and release with respect to the Lease to effect such termination. Notwithstanding the foregoing. Tenant may sublease up to an aggregate of 10,000 rentable square feet of the Premises for a term of no more than one year, including any renewals or extensions of such term, without triggering Landlord's termination right hereunder. In the event the term of such a sublease is extended or renewed such that the aggregate term exceeds one year. Landlord shall be entitled to exercise its right of termination hereunder upon such renewal or extension.

         (2) In the event of any proposed subletting, regardless of whether the term is for more than or less than one year or involves more than or less than 10,000 square feet of the Premises, Landlord may elect to sublet such space from Tenant at the rental and other terms set forth in Tenant's notice to Landlord setting forth the proposed terms of such subletting, in which event, Landlord shall have the further right to sublet to on such terms and conditions as it may desire.

         (3) Landlord may elect to permit Tenant to assign the Lease or sublease such part of the Premises, in which event Tenant may do so, but without being released of its liability for the performance of all its obligations under the Lease.

         (c) DOCUMENTATION. Without limiting any other conditions stated in this Paragraph 16, no permitted subletting by Tenant shall be effective until there has been delivered to Landlord a counterpart of the sublease in which the subtenant agrees to be and remain jointly and severally liable with Tenant for the payment of rent pertaining to the sublet space and for the performance of all of the terms and provisions of this Lease: provided, however, that the subtenant shall be liable to Landlord for rent only in the amount set forth in the sublease. Without limiting any other conditions stated in this Paragraph 16, no permitted assignment shall be effective unless and until there has been delivered to Landlord a counterpart of the assignment in which the assignee assumes all of Tenant's obligations under this Lease arising on or after the date of the assignment. The failure or refusal of a subtenant or assignee to

(???) liability as set forth above.

17.      INDEMNIFICATION.
         Tenant agrees to indemnify and defend against and hold harmless Landlord and the holders of any mortgage or deed of trust encumbering the Building, and each of their constituent shareholders, partners, members or other owners, and all of their respective agents, contractors, servants, officers, directors, managers, employees and licensees (hereinafter collectively called the "Indemnitees") from any and all loss, cost, liability, damage and expense, including without limitation penalties, fines and reasonable attorneys fees and costs, incurred in connection with or arising from any case whatsoever in, on or about the Premises, including without limiting the generality of the foregoing:
(i) any default by Tenant in the observance or performance of any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, or (ii) the use of occupancy or manner of the use or occupancy of the Premises by Tenant or any other person or entity claiming through or under Tenant, including without limitation, the presence, use, generation, storage, transportation or disposal of any Hazardous Materials, or (iii) the condition of the Premises or any occurrence or happening on the Premises from any cause whatsoever, except to the extent caused by the willful misconduct or negligent acts or omissions of Landlord or its authorized representatives, or (iv) any acts, omissions or negligence of Tenant or of Tenant's agents, contractors, employees, subtenants, licensees, invitees or visitors or any such person or entity in on or about the Premises or the Building, either prior to the commencement of, during, or after the expiration of the term, including without limitation any acts, omissions or negligence in the making or performing of any alterations. Tenant further agrees to indemnify, defend and save harmless Landlord and each Indemnitee from and against any and all loss, cost, liability, damage and expense, incurred in connection with or arising from any claims by any persons by reason of injury to persons or damage to property occasioned by any use, occupancy condition, occurrence, happening, act, omission or negligence referred to in the preceding sentence, except to the extent caused by the willful misconduct or negligent acts or omissions of Landlord or its authorized representatives. In the event any action or proceeding is brought against Landlord or any Indemnitee for any claim against which Tenant is obligated to indemnify hereunder, Tenant upon notice from Landlord shall defend such action or proceeding at Tenant's sole expense by counsel approved by Landlord, which approval shall not be unreasonably withheld. The provisions of this Section 17 shall survive the expiration or earlier termination of this lease.

b) Landlord Indemnification of Tenant, Landlord shall indemnify, defend, and hold harmless Tenant. Tenant's officers, directors shareholders, partners, trustees, members and agents (collectively "Tenant's Parties") from and against all claims, losses, and liabilities in connection with death or injury to any person or physical damage to properly to the extent the same are determined by the final judgment of a court having jurisdiction to have been caused by the willful misconduct or negligent acts of Landlord or its authorized representatives in the Building, except to the extent such claim, loss or liability results from (a) the negligence, omissions or acts of Tenant, or (b) any default by Tenant of the Lease.

18.      INSURANCE.
         (a) INSURANCE REQUIREMENTS. Tenant shall, at Tenant's expense, maintain during the term of this Lease (and, if Tenant shall occupy or conduct activities in or about the Premises prior to or after the term hereof, then also during such pre-term or post-term period): (i) Broad Form Commercial General Liability insurance or Broad Form Comprehensive General Liability insurance, in either case including contractual liability coverage, with a minimum combined single limit of liability of at least $2,000,000 for injuries to, or illness or death of persons and damage to property occurring in or about the Premises or otherwise resulting from Tenant's operations in the Building, (ii) property insurance protecting Tenant against loss or damage by fire and such other risks as are insurable under then available standard forms of "all risk" insurance policies (excluding earthquake and flood but including water damage), covering Tenant's property in or about the Premises and also covering any fixtures that may belong to Tenant. Tenant's property, but excluding the improvements existing in the Premises as of the date of Tenant's initial occupancy of the Premises, for the full replacement value thereof without deduction for depreciation; and
(iii) workers' compensation insurance in statutory limits. The above described liability insurance shall protect Tenant, as named insured, and Landlord and its agent and any other parties designated by Landlord, as additional insured, shall insure Landlord's, its agent and such other parties' liability with regard to acts or omissions of Tenant; and shall specifically include all liability assumed by Tenant under this Lease (provided, however, that such contractual liability coverage shall not limit or be deemed to satisfy Tenant's indemnity obligations under this Lease). Landlord reserves the right to increase the foregoing amount of liability coverage from time to time as Landlord reasonably determines is required to adequately protect Landlord and the other parties designated by Landlord from the matters insured thereby.

         (B) POLICY FORM. Each insurance policy required pursuant to this Paragraph 18 shall be issued by an insurance company licensed to do business in the State of California, shall be rated A+X or better in "Best's Insurance Guide" and approved by Landlord in Landlord's reasonable discretion. Each insurance policy, other than Tenant's workers' compensation insurance, shall (i) provide that it may not be materially changed, canceled or allowed to lapse unless thirty (30) days' prior written notice to Landlord and any other insureds designated by Landlord is first given, (ii) provide for severability of interests and that no act or omission of Tenant shall affect or limit the obligations of the insurer with respect to any other insured, (iii) shall provide that their respective coverages shall be primary and that any insurance maintained by Landlord shall be excess insurance only, (iv) in the case of insurance against loss or damage to the Premises or the Building, shall be endorsed to provide that such loss shall be adjusted with and be payable to Landlord, and (v) shall have deductible amounts, if any, not in excess of $55,000. Notwithstanding the foregoing, so long as Tenant is buzzsaw.com, Inc., a Delaware Corporation, or one of its Affiliates, the deductible amounts under such insurance may exceed $5,000, provided that such deductibles do not exceed commercially reasonable amounts. Each such insurance policy or a certificate thereof shall be delivered to Landlord by Tenant on or before the effective date of such policy and thereafter Tenant shall deliver to Landlord renewal policies or certificates at least thirty (30) days prior to the expiration dates of expiring policies. If Tenant fails to procure such insurance or to deliver such Landlord shall furnish to the Premises, during reasonable hours of generally recognized policies or certificates. Landlord may, at its option, procure the same for Tenant's account, and the cost thereof shall be paid to Landlord by Tenant upon demand.

19.      MUTUAL WAIVER OF SUBROGATION RIGHTS.
         Each party hereto hereby releases the other party and the respective partners, shareholders, agents, employees, officers, directors and authorized representatives of such released party (and, in the case of Tenant as the releasing party, the holders of any mortgage or deed of trust encumbering the Building), from any claims such releasing party may have for damage to the Premises, the building or any of such releasing party's fixtures, personal property, improvements and alterations in or about the Premises or the building or the Building that is caused by or results from risks insured against under any fire and extended coverage insurance policies actually carried by such releasing party or deemed or required hereunder to be carried by such releasing party; provided, however, that such waiver shall be limited to the extent of the net insurance proceeds payable by the relevant insurance company with respect to such loss or damage. For purposes of this Paragraph 19, Tenant shall be deemed to be carrying the fire and extended coverage insurance policies required pursuant to clause (ii) of Paragraph 18(a), above and Landlord shall be deemed to carry standard fire and extended coverage policies on the building in which the Premises are located. Each party hereto shall cause each such fire and extended coverage insurance policy obtained by it to provide that the insurance company waives all rights of recovery by way of subrogation against the other respective party and the other aforesaid released parties in connection with any matter covered by such policy.

20.      UTILITIES.
         (a) Landlord shall furnish to the Premises, during reasonable hours. Monday through Friday except recognized public holidays, to be determined by Landlord, and subject to the rules and regulations of the Building, HVAC service for the use of the Premises for general office purposes. Landlord shall also furnish the Premises, at all times, subject to the rules and regulations of the Building, with water and electricity suitable for the use of the Premises for general office purposes.

         (b) Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises which will in any way increase the amount of electricity, cooling capacity or water usually furnished or supplied for use of the Premises for general office purposes or connect with electric current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device for the purpose of using electric current or water. If Tenant shall require water or electric current in excess of that customarily furnished or supplied to other Tenants of the Building for use of their Premises for general office purposes. Tenant shall first procure the consent of Landlord, which Landlord may refuse in its sole discretion, to the use thereof and Landlord may cause an electric current or water meter to be installed in the Premises so as to measure the amount of excess electric current or water consumed by Tenant. The cost of any such meter and of the installation, maintenance and repair thereof shall be paid by Tenant and Tenant agrees to pay to Landlord promptly upon demand therefor the cost of all such excess water and electric current consumed, as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the excess electric current or water so consumed.

         (c) Upon request by Tenant in accordance with the procedures established by Landlord from time to time for furnishing HVAC service at times other than Business Hours, Landlord shall furnish such service to Tenant and Tenant shall pay for such services on an hourly basis at the then prevailing rate established for the Building by Landlord.

         (d) In the event of an interruption in or failure or inability to provide any of the services or utilities described in this Section 20 (a "Service Failure"), such Service Failure shall not regardless of its duration, constitute an eviction of Tenant, constructive or otherwise, or impose upon Landlord any liability whatsoever, including, but not limited to, liability of consequential damages or loss of business by Tenant or, except as provided herein, entitle Tenant to an abatement of rent or to terminate this Lease.

                  (1) If any Service Failure not caused by Tenant or its representatives prevents Tenant from reasonably using a material portion of the Premises and Tenant in fact ceases to use such portion of the Premises, Tenant shall be entitled to an abatement of Base Rent and additional rent with respect to the portion of the Premises that Tenant is prevented from using by reason of such Service Failure in the following circumstances: (i) if Landlord fails to commence reasonable efforts to remedy the Service Failure within ten (10) business days following the occurrence of the Service Failure and such failure has persisted and continuously prevented Tenant from using a material portion of the Premises during that period, the abatement of rent shall commence on the eleventh business day following the Service Failure and continue until Tenant is no longer so prevented from using such portion of the Premises; and (ii) if the Service Failure in all events is not remedied within thirty (30) days following the occurrence of the Service Failure and Tenant in fact does not use such portion of the Premises for an uninterrupted period of thirty (30) days or more by reason of such Service Failure, the abatement of rent shall commence no later than the thirty-first clay following the occurrence of the Service Failure and continue until Tenant is no longer so prevented from using such portion of the Premises.

                  (2) If a Service Failure is caused by Tenant or its representatives. Tenant shall not be entitled to an abatement of rent or to terminate this Lease as a result of any such Service Failure.

                  (3) Notwithstanding Tenant's entitlement to rent abatement under the preceding provisions, Tenant shall continue to pay Tenant's then current rent until such time as Landlord and Tenant agree on the amount of the rent abatement. If Landlord and Tenant are unable to agree on the amount of such abatement within ten (10) business days of the date they commence negotiations regarding the abatement, then either party may submit the matter to binding arbitration pursuant to Sections 1280 et seq. of the California Code of Civil Procedure.

                  (4) In addition to the foregoing provisions, if there is a Service Failure not caused by Tenant or its representatives and such Service Failure prevents Tenant from conducting its business in the Premises in the manner in which Tenant intends to conduct such business, and (i) Landlord fails to commence reasonable efforts to remedy the Service Failure within ninety (90) days following the occurrence of the Service Failure, or (ii) the Service Failure in all events is not remedied within one (1) year following its occurrence and Tenant in fact does not conduct any business in the Premises for an uninterrupted period of one (1) year or more, Tenant shall have the right to terminate this Lease by written notice delivered to Landlord within ten (10) business days following the event described in clauses (i) or (ii) above giving rise to the right to terminate.

                  (5) Where the cause of a Service Failure is within the control of a public utility or other public or quasi-public entity outside Landlord's control, notification to such utility or entity of the Service Failure and request to remedy the failure shall constitute "reasonable efforts" by Landlord to remedy the Service Failure.

21.      PERSONAL PROPERTY AND OTHER TAXES.

         Tenant shall pay before delinquency, any and all taxes levied or assessed and which become pay able during the term hereof upon Tenant's equipment, furniture, fixture's and other personal properly located in the Premises, and any and all taxes or increases therein levied or assessed on Landlord or Tenant by virtue of alterations, additions or improvements to the Premises made by Tenant or Landlord at Tenant's request. In the event said taxes are charged to or paid or payable by Landlord. Tenant, forthwith upon demand therefor, shall reimburse Landlord for all of such taxes paid by Landlord.

22.      RULES AND REGULATIONS

(???) annexed to this Lease as Exhibit D and all modifications of and additions thereto applicable to all tenants of the Building from time to time put into effect by Landlord of which Tenant shall have notice. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of said rules and regulations.

23.      HOLDING OVER.
         If Tenant holds possession of the Premises after the term of this lease. Tenant shall, (at option of Landlord to be exercised by Landlord's giving written notice to Tenant and not otherwise) become a Tenant from month to month upon the terms and conditions herein specified, so far as applicable, at a monthly rental of one and one-half (1.5) times the monthly rental in effect during the last month of the Lease term. Such monthly rent shall be payable in advance, in lawful money, and shall continue until thirty (30) days after Tenant shall have given to Landlord or Landlord shall have given to Tenant a written notice of intent to terminate such monthly tenancy. Unless Landlord shall exercise the option provided herein, Tenant shall be a tenant at sufferance only, whether or not Landlord shall accept any rent from Tenant while Tenant is so holding over.

24.      SUBORDINATION.
         This Lease shall be subject and subordinate at all times to all ground or underlying leases which may now exist or hereafter be executed affecting the Building and/or the land upon which the Building is situated and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against said Building and/or the land upon which the Building is situated or on or against Landlord's interest or estate therein or on or against any ground or underlying lease without the necessity of having further instruments on the part of Tenant to effectuate such subordination; provided, however, that such subordination shall only be effective, as to future ground or underlying leases or liens, if the holder of the lease or lien agrees that this Lease shall survive the termination of the lease or lien by lapse of time, foreclosure or otherwise so long as Tenant is not in default under this Lease. Provided the conditions of the preceding sentence are satisfied, Tenant covenants and agrees to execute and deliver, upon demand, such further instruments evidencing such subordination of this Lease to such ground or underlying leases and to the lien of any such mortgages or deeds of trust as may be reasonably required by Landlord. In the event of termination of any ground or underlying lease, or in the event of foreclosure or exercise of any power of sale under any mortgage or deed of trust superior to this Lease or to which this Lease is subject or subordinate. Tenant shall upon demand attorn to the lessor under such ground or underlying lease or to the purchaser at any foreclosure sale or sale pursuant to the exercise of any power of sale under any mortgage or deed of trust, in which event this Lease shall not terminate and Tenant shall automatically be and become the Tenant of said lessor under such ground or underlying lease or to said purchaser, whichever shall make demand therefor. Landlord agrees to use commercially reasonable efforts to obtain, at Tenant's sole cost and expense, a non-disturbance agreement from the holder of any existing encumbrance on the Building in a form reasonably acceptable to such holder of the encumbrance; provided, however, that the effectiveness of this Lease shall not be affected by Landlord's failure to obtain such an agreement.

25.      ENTRY BY LANDLORD.
         Landlord reserves and shall at any and all reasonable times, upon reasonable prior oral notice (and without notice in emergencies) have the right to enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder, to submit the Premises to prospective purchasers or Tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided the entrance to the Premises shall not be blocked thereby and further providing that the business of Tenant shall not be interfered with unreasonably. Tenant shall be entitled to accompany Landlord and/or representatives during any such entries into the Premises. provided that Landlord's entry shall in no event be conditioned upon Tenant accompanying Landlord. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy of quiet enjoyment of the Premises, and other loss occasioned by such entry. For each of the aforesaid purposes. Landlord shall at all times have and retain a key with which to unlock all of the doors, in, upon and about the Premises excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a

(???) Premises or any portion thereof.

26.      INTENTIONALLY DELETED.

27.      DEFAULT.
         (a) EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" by Tenant:

                  (i) Tenant fails to make any payment of rent when due, or any amount required to replenish the security deposit as provided in Paragraph 8 above, if payment in full is not received by Landlord within three (3) days after written notice that it is due, which period shall run concurrently with any statutory notice period.

                  (ii)     Tenant abandons the Premises.

                  (iii) Tenant fails timely to deliver any subordination document, estoppel certificate or financial statement requested by Landlord within the applicable time period specified in Paragraphs 24 and 33.

                  (iv) Tenant violates the restrictions on assignments and subleases set forth in Paragraph 16.

                  (v) Tenant ceases doing business as a going concern; makes an assignment for the benefit of creditors; is adjudicated an insolvent, files a petition (or files an answer admitting the material allegations of a petition) seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors' rights; all or substantially all of Tenant's assets are subject to judicial seizure or attachment and are not released within 30 days, or Tenant consents to or acquiesces in the appointment of a trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant's assets.

                  (vi) Tenant fails, within ninety (90) days after the commencement of any proceedings against Tenant seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors' rights, to have such proceedings dismissed, or Tenant fails, within ninety (90) days after an appointment, without Tenant's consent or acquiescence, of any trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant's assets, to have such appointment vacated.

                  (vii) Tenant fails to perform or comply with any provision of this Lease other than those described in (i) through (vi) above, and does not fully cure such failure within thirty (30) days after notice to Tenant or, if such failure cannot be cured within such thirty (30)-day period. Tenant fails within such thirty (30)-day period to commence, and thereafter diligently proceed with, all actions necessary to cure such failure as soon as reasonably possible but in all events within ninety (90) days of such notice; provided, however, that if Landlord in Landlord's reasonable judgment determines that such failure cannot or will not be cured by Tenant within such ninety (90) days, then such failure shall constitute an Event of Default immediately upon such notice to Tenant.

         (b) REMEDIES. Upon the occurrence of an Event of Default, Landlord shall have the following remedies, which shall not be exclusive but shall be cumulative and shall be in addition to any other remedies now or hereafter allowed by law:

                  (i) Landlord may terminate Tenant's right to possession of the Premises at any time by written notice to Tenant. Tenant expressly acknowledges that in the absence of such written notice from Landlord, no other act of Landlord, including re-entry into the Premises, efforts to relet the Premises, reletting of the Premises for Tenant's account, storage of Tenant's personal property and trade fixtures, acceptance of keys to the Premises from Tenant or exercise of any other rights and remedies under this Paragraph 27(b), shall constitute an acceptance of Tenant's surrender of the Premises or constitute a termination of this Lease or of Tenant's right to possession of the Premises. Upon such termination in writing of Tenant's right to possession of the Premises, as herein provided, this Lease shall terminate and Landlord shall be entitled to recover damages from Tenant as provided in California Civil Code
Section 1951.2 and any other applicable existing or future Law providing for recovery of damages for such breach, including the worth at the time of award of the amount by which the rent which would be payable by Tenant hereunder for the remainder of the Term after the date of the award of damages, including additional rent as reasonably estimated by Landlord, exceeds the amount of such rental loss as Tenant proves could have been reasonably avoided, discounted at the discount rate published by the Federal Reserve Bank of San Francisco for member banks at the time of the award plus one percent (1%).

                  (ii) Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations).

                  (iii) Landlord may cure the Event of Default at Tenant's expense. If Landlord pays any sum or incurs any expense in curing the Event of Default, Tenant shall reimburse Landlord upon demand for the amount of such payment or expense with interest at the Interest Rate from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant.

                  (iv) Landlord may remove all Tenant's property from the Premises, and such property may be stored by Landlord in a public warehouse or elsewhere at the sole cost and for the account of Tenant. If Landlord does not elect to store any or all of Tenant's property left in the Premises, Landlord may consider such property to be abandoned by Tenant, and Landlord may thereupon dispose of such properly in any manner deemed appropriate by Landlord. Any proceeds realized by Landlord on the disposal of any such property shall be applied first to offset all expenses of storage and sale, then credited against Tenant's outstanding obligations to Landlord under this Lease, and any balance remaining after satisfaction of all obligations of Tenant under this Lease shall be delivered to Tenant.

28.      DAMAGE OR DESTRUCTION
         In the event the Premises or a portion of the Building is damaged by fire or other insured casualty. Landlord shall diligently repair the same to the extent possible with the insurance proceeds received by Landlord, subject to the provisions of this Paragraph 28 hereinafter set forth, if such repairs can in Landlord's opinion be made within 90 days after issuance of a building permit therefor under the laws and regulations of federal, state and local governmental authorities having jurisdiction thereof. In such event this Lease shall remain in full force and effect. Unless such damage was caused the negligence or willful misconduct of Tenant or Tenant's agents, contractors, employees, subtenants, licensees, invitees or visitors, Base Rent shall be abated to the extent the Premises is rendered unusable by Tenant in the conduct of its business during the lime such part is so unusable. Notwithstanding the foregoing, if such damage shall occur during the final year of the term of this Lease. Landlord shall not be obligated to repair such damage, but may instead elect to terminate this Lease upon written notice given to Tenant within 30 days after the date of such fire or other casualty, in which event this Lease shall terminate as of the termination date specified in Landlord's notice.

         If such repairs cannot in Landlord's opinion be made within 90 days after issuance of a building permit therefor or if such damage is uninsured. Landlord may elect to (i) repair or restore such damage, in which event this Lease shall continue in full force and effect, but basic rent shall be partially abated as herein above in this Section provided or (ii) terminate this Lease in which event this Lease shall terminate as of the termination dale specified in Landlord's notice. If such repairs cannot in Landlord's opinion be made within 90 days after issuance of a building permit therefor or if such damage is uninsured. Landlord shall give Tenant notice within sixty (60) days after the date of the casualty, specifying whether Landlord elects to terminate this Lease as provided above and, if not, Landlord's estimate of the time required to complete Landlord's repair obligations under this Lease.

         A total destruction of the Building automatically shall terminate this Lease. Landlord and Tenant acknowledge that this Lease constitutes the entire agreement of the parties regarding events of damage or destruction, and Tenant waives the provisions of California Civil Code Sections 1932(2) and 1933(4) and any similar statute now or hereafter in force.

         If the Premises are to be repaired under this Paragraph 28. Landlord shall repair at its cost any injury or damage to the Building itself and the initial improvements made to the Premises by Landlord pursuant to this Lease. Tenant shall pay the cost of repairing or replacing all other improvements in the Premises and Tenant's trade fixtures, furnishings, equipment and other personal property.

         If all or a substantial part of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Building from fire or other casualty, and Landlord does not elect to terminate as provided above, then Tenant may elect to terminate this Lease if Landlord's opinion of the time required to complete Landlord's repair obligations under this Lease is greater than one (1) year, in which event Tenant may elect to terminate this Lease by giving Landlord notice of such election to terminate within thirty (30) days after Landlord's notice to Tenant of Landlord's estimate of the time required to complete Landlord's repair obligations under this Lease.

29.      EMINENT DOMAIN.
         If all or any part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, and such taking will substantially impair Tenant's use of the Premises for more than 90 days, either party hereto shall have the right, at its option, to terminate this Lease. If all or any part of the building of which the Premises are a part shall be taken or appropriated by any public or quasi-public authority under any power of eminent domain, Landlord may terminate this Lease. In either of such events, Landlord shall be entitled to and Tenant upon demand of Landlord shall assign to Landlord any rights of Tenant to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If a part of the Premises shall be so taken or appropriated and neither party hereto shall elect to terminate this Lease, the rent (hereafter to be paid shall be equitably reduced

30.      CLAUSES, PLATS AND RIDERS.
         Clauses, plats and riders, if any, endorsed on or affixed to this Lease are a part hereof.

31.      SALE BY LANDLORD
         In the event the Landlord hereunder shall sell or convey the building in which the Premises are a part, all liabilities and obligations on the part of the Landlord under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner. If any security be given by Tenant to secure the faithful performance of all or any of the covenants of this Lease o on the part of Tenant, Landlord may transfer and/or deliver the security to the successor in interest of Landlord and thereupon Landlord shall be discharged from any further liability in reference thereto. Except as set forth in this Paragraph 31, this Lease shall not be affected by any such sale or conveyance.

32.      LIMITATION OF LIABILITY.
         It is expressly understood and agreed by Tenant that none of Landlord's covenants, undertakings or agreements are made or intended as personal covenants, undertakings or agreements by Landlord, any mortgagee having a security interest in the Building or portion thereof, Landlord's partners (if Landlord is a partnership), Landlord's shareholders, officers and directors (if Landlord is a corporation) or Landlord's members, managers, officers and directors (if Landlord is a limited liability company). Any liability for damage or breach or nonperformance by Landlord shall be collectible only out of Landlord's interest in the Building and no personal liability is assumed by, nor at any time may be asserted against, Landlord, any mortgagee having an interest in the Building or portion thereof, or Landlord's partners, shareholders, members, managers, officers, or directors, as applicable, or any of their respective officers, agents, employees, legal representatives, successors or assigns, all such liability, if any, being expressly waived and released by Tenant.

33.      ESTOPPEL CERTIFICATES.
         At any lime and from time to time, upon not more than ten (10) days prior request by Landlord. Tenant shall execute, acknowledge and deliver to Landlord a statement certifying the date of commencement of this Lease, stating that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and the date and nature of such modifications) and the dates to which the rent has been paid, and selling forth such other matters as may reasonably be requested by Landlord. Landlord and Tenant intend that any such statement delivered pursuant to this paragraph may be relied upon by any mortgagee or the beneficiary of any deed of trust or by any purchaser or prospective purchaser of the Building. In addition, from time to time, upon Landlord's request, but in no event more than one (1) time per year, Tenant shall promptly furnish Landlord financial statements reflecting Tenant's current financial condition and, if rendered in the ordinary course of conducting Tenant's business, a copy of Tenant's latest certified financial statements.

34.      RIGHT OF LANDLORD TO PERFORM.
         All covenants and agreements to be kept or performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for ten (10) days after notice thereof by

Landlord. Landlord may, but shall not be obligated to, and without waiving any default of Tenant or releasing Tenant from any obligations of Tenant hereunder, make any such payment or perform any such other act on Tenant's part to be made or performed as provided herein. All sums so paid by the Landlord and all necessary incidental costs, together with interest thereon at the highest rate allowed by law from the date of such payment by the Landlord, shall be paid to Landlord forthwith on demand, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default by Tenant in payment of rent.

35.      LANDLORD'S DEFAULT AND TENANT'S REMEDIES.
         Landlord shall not be in default unless Landlord fails to perform any of its obligations under this Lease and fails to cure such default within thirty
(30) days after written notice from Tenant specifying the nature of such default where such default could reasonably be cured within said thirty (30) day period, or fails to commence such cure within said thirty (30) day period and thereafter continuously with due diligence prosecute such cure to completion where such default could not reasonably be cured within said thirty (30) day period. Tenant waives the provisions of Section 1932(1), 1941 and 1942 of the California Civil Code and/or any similar or successor law regarding Tenant's right to terminate this Lease or to make repairs and deduct the expenses of such repairs from the rent due under the Lease. Tenant hereby waives any right of redemption or relief from forfeiture under the laws of the State of California, or under any other present or future law, including the provisions of Sections 1174 and 1179 of the California Code of Civil Procedure.

36.      MORTGAGEE PROTECTIONS.
         Tenant agrees to give any holder of any lien or ground or underlying lease covering any part of the Property ("Mortgagee"), by registered mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such Mortgagee. If Landlord shall have failed to cure such default within thirty (30) days from the effective date of such notice of default, then the Mortgagee shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including the time necessary to foreclose or otherwise terminate its lien or lease, if necessary to effect such cure), and this Lease shall not be terminated so long as such remedies are being diligently pursued.

37.      ATTORNEY FEES.
         In the event of any dispute between Landlord and Tenant in any way related to this Lease, and whether involving contract and/or tort claims, the non-prevailing party shall pay to the prevailing party all reasonable attorneys' fees and costs and expenses of any type, without restriction by statute, court rule or otherwise, incurred by the prevailing party in connection with any action or proceeding (including any appeal and the enforcement of any judgment or award), whether or not the dispute is litigated or prosecuted to final judgment (collectively, "Fees"). The "prevailing party" shall be determined based upon an assessment of which party's major arguments or positions taken in the action or proceeding could fairly be said to have prevailed (whether by compromise, settlement, abandonment by the other party of its claim or defense, final decision, after any appeals, or otherwise) over the other party's major arguments or positions on major disputed issues. Any Fees incurred in enforcing a judgment shall be recoverable separately from any other amount included in the judgment and shall survive and not be merged in the judgment. The Fees shall be deemed an "actual pecuniary loss" within the meaning of Bankruptcy Code Section 365(b)(1)(B), and notwithstanding the foregoing, all Fees incurred by either party in any bankruptcy case filed by or against the other party, from and after the order for relief until this Lease is rejected or assumed in such bankruptcy case, will be "obligations of the debtor" as that phrase is used in Bankruptcy Code Section 365(d)(3).

38.      SURRENDER OF POSSESSION.
         The voluntary or other surrender of this Lease by Tenant or mutual cancellation thereof shall not work a merger and at the option of Landlord, shall terminate all or any existing subleases or subtenancies, or at the option of Landlord, may operate as an assignment to Landlord of any or all such subleases or subtenancies.

39.      WAIVER.
         The waiver by Landlord or Tenant of performance of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

40.      NOTICES.
         Any notices required or permitted to be given hereunder, shall be given in writing and shall be delivered (a) in person, (b) by certified mail, postage prepaid, return receipt requested, (c) by a commercial overnight courier that guarantees next day delivery and provides a receipt, or (d) by telefacsimile or telecopy, and such notices shall be addressed to Tenant or Landlord, as applicable, at the addresses specified for each in the Basic Lease Information or to such other address as either party may from time to time specify in writing to the other party. Any notice shall be deemed delivered when actually delivered, if such delivery is in person, three (3) business days after deposit with the U.S. Postal Service, if such delivery is by certified mail, one (1) business day after deposit with the overnight courier service, if such delivery is by an overnight courier service, and one (1) business day after transmission, if such delivery is by telefacsimile or telecopy. The foregoing shall in no event prohibit notice from being given as provided by the federal or state Rules of Civil Procedure, as the same may be amended from time to time.

41.      DEFINED TERMS AND MARGINAL HEADINGS.
         The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular and words used in masculine gender shall include the feminine and neuter. If there is than one Tenant the obligations hereunder imposed upon Tenant shall be joint and several. The marginal headings and titles to the paragraphs of the Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

42.      TIME AND APPLICABLE LAW.
         Time is of the essence of this Lease and each and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the Premises are located.

 43.     SUCCESSORS.
         Subject to the provisions of Paragraph 16 hereof, the covenants and conditions herein contained shall be binding upon and inure to the benefits of the heirs, successors, executors, administrators and assigns of the parties hereto.

44.      ENTIRE AGREEMENT.
         This Lease constitutes the entire agreement between Landlord and Tenant and no promises or representations, express or implied, either written or oral, not herein set forth shall be binding upon or inure to the benefit of Landlord or Tenant. This Lease shall not be modified by any oral agreement, either express or implied and all modifications hereof shall be in writing and signed by both Landlord and Tenant.

45.      LATE CHARGE.
         In the event Tenant or Landlord shall fail to pay any rent or other sums due hereunder on the due-date herein provided, then and in that event the amount so due and unpaid shall bear interest from and after due-date until paid at an annual rate of interest equal to the lesser of (i) three percent (3%) over the prevailing "prime rate" announced from time to time by the Bank of America NT&SA for purposes of pricing loans to major corporate borrowers or (ii) the highest rate allowed by law for commercial obligations, which interest shall be payable forthwith upon demand. In addition to such interest, with respect to any installment of monthly rent not received by Landlord when due hereunder, Landlord shall be entitled to collect from Tenant a one-time late collection charge in an amount equal to five percent (5%) of the delinquent amount to compensate Landlord for Landlord's administrative and other costs and efforts in connection therewith. Landlord and Tenant hereby agree that such five percent (5%) late charge represents a reasonable approximation of Landlord's losses and costs that would be incurred in connection with the late payment of such monthly rent. (The foregoing shall be in addition to any other right or remedy of Landlord).

46.      BROKERS.
         Landlord and Tenant each represent and warrant to the other that, other than Tenant's broker identified in the Basic Lease Information (the "Broker"), no broker, agent, or finder negotiated or was instrumental in negotiating or consummating this Lease on its behalf and that it knows of no broker, agent, or finder, other than the Broker who are or might be entitled to a commission or compensation in connection with this Lease. In the event of any such claims for additional brokers' or finders' fees or commissions in connection with the negotiation, execution or consummation of this Lease, then Landlord shall indemnify, save harmless and defend Tenant from and against such claims and any liability, loss, damage or expense (including attorneys' fees and costs) if they shall be based upon any statement, representation or agreement by Landlord, and Tenant shall indemnify, save harmless and defend Landlord from and against such claims, and any liability, loss, damage, or expense (including attorneys' fees and costs) if they shall be based upon any statement, representation or agreement made by Tenant. Landlord shall pay Broker pursuant to a separate agreement between Landlord and Broker.

47.      NO DISCRIMINATION.
         Tenant agrees for Tenant and Tenant's heirs, executors, administrators, successors and assigns and all persons claiming under or through Tenant, and this Lease is made and accepted upon the following conditions: that there shall be no discrimination against or segregation of any person or group of persons on account of race, color, creed, sex, religion, martial status, ancestry or national origin (whether in the use, occupancy, subleasing, transferring, tenure or enjoyment of the Premises or otherwise) nor shall Tenant or any person claiming through or under Tenant establish or permit any such practice or practices of discrimination or segregation with reference to or arising out of the use or occupancy of the Premises by Tenant or any person claiming through or under Tenant.

48.      OWNER'S RIGHT TO PERFORM BUILDING RENOVATIONS

         (1) Tenant understands and agrees that Owner may, at any time or from time to time during the term of the Lease, perform substantial renovation work in and to the Building or the mechanical systems serving the Building (which work may include, but need not be limited to the repair or replacement of the Building's exterior facade, exterior window glass, elevators, electrical systems, air conditioning and ventilating systems, plumbing system, structural systems; including seismic upgrades, common hallways, or lobby), any of which work may require access to the same from within the Premises.

         (2)      Tenant agrees that:

                  (a) Owner shall have access to the Premises at all reasonable times, upon reasonable notice, for the purpose of performing such work, and

                  (b) Owner shall incur no liability to Tenant, nor shall Tenant be entitled to any abatement of rent on account of any noise, vibration, or other disturbance to Tenant's business at the Premises (provided that Tenant is not denied access to said Premises) which shall arise out of said access by Owner or by the performance by Owner of the aforesaid renovations at the Building.

         (3) Owner shall use reasonable efforts (which shall not include any obligation to employ labor at overtime rates) to avoid disruption of Tenant's business during any such entry upon the Premises by Owner.

         (4) It is expressly understood and agreed by and between Owner and Tenant that if Tenant shall commence any action or proceeding seeking injunctive, declaratory, or monetary relief in connection with the rights reserved to Owner under this provision, or if Owner shall commence any action or proceeding to obtain access to the Premises in accordance with this provision, and if Owner shall prevail in any such action, then Tenant shall pay to Owner, as additional rent under this Lease, a sum equal to all legal fees, costs and disbursements incurred by Owner in any way related to or arising out of such action or proceeding.

49.      SIGNAGE.
         No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the inside or outside of the Building unless of such color, size and style and in such place upon or in the Building as shall be first designated by Landlord, but there shall be no obligation or duty on Landlord to allow any sign, advertisement or notice to be inscribed, painted or affixed on any part of the inside or outside of the Building. A directory in a conspicuous place, with the names of Tenant, not to exceed one (1) name(s), shall be provided by Landlord on a one time basis. Any necessary revision to such directory shall be made by Landlord, at Tenant's expense, within a reasonable time after written notice from Tenant of the change making the revision necessary. Landlord shall have the right to remove all non-permitted signs without notice to Tenant and at the expense of Tenant.

50.      TELEPHONE SERVICE.
         Landlord shall have no responsibility for providing to Tenant any telephone equipment, including wiring, within the Premises or for providing telephone service or connections from the utility to the Premises, except as required by the express terms of this Lease.

         Tenant shall not alter, modify, add to or disturb any telephone wiring in the Premises or elsewhere in the Building without the Landlord's prior consent. Tenant shall be liable to Landlord for any damage to the telephone wiring in the Building due to the act, negligent or otherwise, of Tenant or any employee, contractor or other agent of Tenant. Tenant shall have no access to the telephone closets outside of the Premises, except in the manner and under procedures established by Landlord. Tenant shall promptly notify Landlord of any actual or suspected failure of telephone service to the Premises.

         If Landlord elects to perform telephone related work for the benefit of all of the tenants of the Building generally, all costs incurred by Landlord in the course of such work shall be an Operating Expense, as otherwise defined in Paragraph 7 of this Lease, unless Landlord is reimbursed for such costs by other tenants of the Building.

         Landlord shall not be liable to Tenant and Tenant waives all claims against Landlord whatsoever, whether for personal injury, property damage, loss of use of the Premises, or otherwise, due to the interruption or failure of telephone services to the Premises. Tenant hereby holds Landlord harmless and agrees to indemnify, protect and defend Landlord from and against any liability for any damage, loss or expense due to any failure or interruption of telephone service to the Premises for any reason. Tenant agrees to obtain loss of rental insurance adequate to cover any damage, loss or expense occasioned by the interruption of telephone service.

51.      INTENTIONALLY DELETED.

52.      HAZARDOUS SUBSTANCE DISCLOSURE.
         California law requires landlords to disclose to tenants the existence of certain hazardous substances. Accordingly, the existence of gasoline and other automotive fluids, maintenance fluids, copy fluids and other office supplies and equipment, certain construction and finish materials, tobacco smoke, cosmetics and other personal items, and asbestos containing materials ("ACM"), must be disclosed. Gasoline and other automotive fluids are found in the parking area of the Building. Cleaning, lubricating and hydraulic fluids used in the operation and maintenance of the Building are found in the utility areas of the Building not generally accessible to tenants or the public. Many Building occupants use copy machines and printers with associated fluids and toners, and pens, markers, inks and office equipment that may contain hazardous substances. Certain adhesives, paints and other construction materials and finishes used in portions of the Building may contain hazardous substances. Although smoking is prohibited in the public areas of the Building, these areas may, from time to time, be exposed to tobacco smoke. Building occupants and other persons entering the Building from time to time may use or carry prescription and nonprescription drugs, perfumes, cosmetics and other toiletries, and foods and beverages, some which may contain hazardous substances. Certain floor tiles in the Building may also contain ACM. Landlord has made no special investigation of the Premises with respect to hazardous substances.

53.      AUTHORITY.
         If Tenant is a corporation, partnership, trust, association or other entity, Tenant and each person executing this Lease on behalf of Tenant hereby covenants and warrants that (a) Tenant is duly incorporated or otherwise established or formed and validly existing under the laws of its state of incorporation, establishment or formation, (b) Tenant is duly qualified to do business in the State of California, (c) Tenant has full corporate, partnership, trust, association or other appropriate power and authority to enter into this Lease and to perform all of Tenant's obligations hereunder, and (d) each person (and all persons if more than one signs) signing this Lease on behalf of Tenant is duly and validly authorized to do so.

54.      EXECUTION OF LEASE.
         The submission of this Lease to Tenant or its broker or other agent, does not constitute an offer to Tenant to lease the premises. This Lease shall have no force and effect until (a) it is executed and delivered by Tenant to Landlord and (b) it is fully reviewed and executed by Landlord.

55.      PARKING.
         Landlord shall make available to Tenant the right to lease its pro-rata share of parking spaces, or one per every 3,000 rentable square feet leased, in the building garage at the prevailing market rate for the building garage.

56.      TEMPORARY PREMISES
         It is agreed and understood by Landlord and Tenant that Tenant may need use of space in the building for its temporary occupancy while constructing the Initial Tenant Improvements.

To that end, Landlord agrees that Tenant may occupy the Second Floor of the building (EXHIBIT B-1) on a month-to-month basis, prior to the Expansion Commencement Date. Commencement for the Temporary Premises shall begin fourteen
(14) days after full lease execution and shall continue through January 14, 2000, or upon substantial completion of the Initial Tenant Improvements. During the temporary occupancy, all terms of the Lease shall apply except Paragraph 1 ("Premises"), Paragraph 3 ("Commencement Date.") and Paragraph 5 ("Base Rent"). The rent for the Temporary Space shall be Two Dollars ($2.00) per rentable square foot per month for the period ending January 31, 2000, and Four Dollars ($4.00) per rentable square foot thereafter. Rent will be pro-rated for the Temporary Premises on a daily basis, should the tenant occupy for a period less than one (1) month.

IN WITNESS WHEREOF Landlord and Tenant have executed this Lease as of the day and year first above written.

LANDLORD:      300 CALIFORNIA ASSOCIATES, LLC, a California limited
               liability company

BY: /s/ Michael Halper
   ---------------------------------
NAME: Michael Halper
TITLE: Manager

TENANT:  buzzsaw.com, Inc., a Delaware Corporation

BY: /s/ Carl Bass
   ---------------------------------
NAME: Carl Bass
TITLE: President & CEO

                                    EXHIBIT A
                                LEGAL DESCRIPTION

Commonly known as 300 CALIFORNIA STREET, San Francisco, California

The land referred to in this Lease is situated in the State of California, City and County of San Francisco, and is described as follows:

Beginning at the point of intersection of the northerly line of California Street, with the westerly line of Battery Street; running thence northerly along said westerly line of Battery Street 124 feet to the southerly line of Halleck Street; thence westerly along said southerly line of Halleck Street 121 feet 9 inches; thence at a right angle southerly 124 feet to the northerly line of California Street; thence easterly along said northerly line of California Street 121 feet 9 inches to the point of commencement.

Being part of Block No. 37.

Assessor's Lot 2: Block 238

                                    EXHIBIT B
                        DESCRIPTION OF INITIAL PREMISES
                                   THIRD FLOOR

                              300 CALIFORNIA STREET
                                    3RD FLOOR

                                  [FLOOR PLAN]

                                   EXHIBIT B
                        DESCRIPTION OF INITIAL PREMISES
                                  FOURTH FLOOR

                              300 CALIFORNIA STREET
                                    4TH FLOOR

                                  [FLOOR PLAN]

                                   EXHIBIT B-1
                        DESCRIPTION OF TEMPORARY PREMISES
                                  SECOND FLOOR

                              300 California Street
                                    2nd Floor

                                  [FLOOR PLAN]

                                   EXHIBIT B-2
                         DESCRIPTION OF OPTION PREMISES
                                  SECOND FLOOR

                              300 California Street
                                    2nd Floor

                                  [FLOOR PLAN]

                                    EXHIBIT C
                              WORK LETTER AGREEMENT

This Work Letter Agreement supplements that certain lease (the "Lease") dated and executed concurrently herewith by and between 300 California Associates, LLC, a California Limited Liability Company ("Landlord"), and buzzsaw.com. Inc., a Delaware Corporation ("Tenant"), with the terms defined in the Lease to have the same definition where used herein.

1. TENANT IMPROVEMENTS.

Tenant accepts premises in as-is condition.

         (a) Notwithstanding the foregoing, Tenant shall be entitled to a one-time tenant improvement allowance (the "Tenant Improvement Allowance") in the amount of Twenty-Five Dollars ($25.00) for each rentable square foot of the Initial Premises to be applied toward payment of any tenant improvement costs described below (the "Tenant Improvements"). In no event shall Landlord be obligated to make disbursements pursuant to this Agreement in a total amount which exceeds the Tenant Improvement Allowance.

             In addition. Tenant shall be entitled to a one-time tenant improvement allowance in the amount of Twenty-five Dollars ($25.00) for each rentable square foot of the Expansion Premises to be applied to the payment of the tenant improvement costs described below (the "Tenant Improvements"). In no event shall Landlord be obligated to make disbursements pursuant to this Agreement in a total amount which exceeds the Tenant Improvement Allowance.

             Total Tenant Improvement Allowance for floors 3 and 4 combined will in no event exceed Seven Hundred Sixty Five Thousand Nine Hundred and Twenty Five Dollars ($765,925)

         (b) Construction Costs. All costs and expenses to construct the Tenant Improvements approved by Landlord, including all fee and expenses for:

                  (i)

                           (1)      architectural/space planning services
utilized in preparation of any space plans;

                           (2)      architects, engineers and consultants in the
preparation and review of the Construction Plans;

                           (3)      labor, materials, equipment and fixtures
supplied by the general contractor, its subcontractors and/or materialman;

                           (4)      the furnishing and installation of all HVAC,
electrical, lighting, window and floor coverings, fire and life safety control systems, plumbing and painting throughout and within the Premises;

                           (5)      all fees charged by the City and/or County
where building is located required for tenant improvement work in the Premises;

                           (6)      all costs and expenses incurred to comply
with all laws, rules, regulations or ordinances of any governmental authority for any work at the Project in order to construct the Tenant Improvements.

                           The term Construction Costs shall not include any
fees, costs, expenses, compensation or other consideration payable to Tenant, or any of its officers, directors, employees or affiliates, or the cost of any of Tenant's furniture, artifacts, trade fixtures, telephone and computer systems and related facilities, or equipment, but shall include the cost of any construction manager who is not an employee of Tenant or its Affiliates.

                  (ii) Disbursement of Tenant Improvement Allowance. Upon completion of construction of the Tenant Improvements. Landlord shall disburse the Tenant Improvement Allowance for Tenant Improvement Allowance Items within thirty (30) days of written request for disbursement. If Landlord is required to disburse the Tenant Improvement Allowance under the terms of this Lease and fails to disburse the Tenant Improvement Allowance within such thirty (30) day period, Tenant, at anytime after the expiration of such thirty (30) day period and prior to the first anniversary of the Commencement Date, may apply such unpaid Tenant

Improvement Allowance against Tenant's rental obligations that become due during such one year period, provided that Tenant shall deliver to Landlord written notice of Tenant's intent to make such offset at least ten business days prior to so applying the Tenant Improvement Allowance. To the extent the Tenant Improvement Allowance has neither been disbursed to Tenant nor applied against Tenant's rental obligations that become due during such one year period, the Tenant Improvement Allowance shall be deemed forfeited.

                           (1)      Disbursement. Tenant shall provide to
Landlord prior to disbursement (i) a request (or payment detailing the work completed; (ii) invoices from all of "Tenant's Agents", as that term is defined in Section 3 of this Agreement, for labor rendered and materials delivered to the Premises; (iii) executed mechanic's lien releases from all of Tenant's Agents which shall comply with the appropriate provisions, as reasonably determined by Landlord, of California Civil Code Section 3262(d); and (iv) all other information reasonably requested by Landlord. Thereafter, Landlord shall deliver a check to Tenant for the Tenant Improvement Allowance, provided that Landlord does not dispute any request for payment based on noncompliance of any work with the "Approved Working Drawings", as that term is defined in Section 2 below, or due to any substandard work, or for any other reason. Landlord's payment of such amounts shall not be deemed Landlord's approval or acceptance of the work furnished of materials supplies as set forth in Tenant's payment request.

                           (2)      Other Terms. Landlord shall only be
obligated to make disbursements from the Tenant Improvement Allowance to the extent costs are incurred by Tenant for Tenant Improvement Allowance Items

         (c) Landlord's Work. Landlord shall be responsible for installing in the Building (but not in the Premises), at Landlord's sole cost and expense, a building fire pump, riser for the Building fire sprinkler system, and the HVAC, plumbing and electrical systems. Notwithstanding the foregoing, Tenant shall be responsible, at its sole cost and expense, for all sprinkler floor loops and branch distribution and any installation of HVAC, plumbing or electrical systems in or around the Premises to the extent such portions of such systems are intended for the primary benefit of the Premises.

2. CONSTRUCTION DRAWINGS

         (a) Selection of Drawings. All such drawings shall be subject to Landlord's consent which shall not be unreasonably withheld, conditioned or delayed.

         (b) Changes. No material changes, modifications or alterations in the Plans and Specifications or in the Tenant Improvements ("Change") shall be made by Tenant without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Any request by Tenant for a Change shall be in writing and shall be accompanied by all information necessary to clearly identify and explain the proposed Change. Landlord shall notify Tenant in writing of Landlord's approval of disapproval of such Change within five (5) business days after Landlord's receipt of same. If Landlord disapproves a change, Tenant shall make the changes necessary and shall resubmit the Change to Landlord, which Landlord shall approve or disapprove within two (2) business days after Landlord receives the revised Change. This procedure shall be repeated until the Change is finally approved by Landlord and written approval has been delivered to and received by Tenant. Tenant shall bear the sole cost and expense of Landlord's review and approval of any Change.

3. CONSTRUCTION OF THE TENANT IMPROVEMENTS

         (a) Tenant's Selection of Contractors.

                  (i) The Contractor. A general contractor shall be retained by Tenant to construct the Tenant Improvements. Such general contractor ("Contractor") shall be subject to the approval of Landlord, which approval shall not be unreasonably withheld.

                  (ii) Tenant's Agents. All subcontractors, laborers, materialmen and suppliers used by Tenant (such subcontractors, laborers, materialmen, and suppliers, and the Contractor to be known collectively as "Tenant's Agents".

         (b) Construction of Tenant Improvements by Tenant's Agents.

                  (i) Tenant's Agents,

                           (1) Landlord's General Conditions for Tenant's Agents
and Tenant Improvement Work, Tenant's and Tenant's Agent's construction of the Tenant Improvements shall comply with the following: (1) the Tenant Improvements shall be, constructed in strict accordance with the Approved Working Drawings;
(ii) Tenant's Agents shall submit schedules of all work relating to the Tenant's Improvements to Contractor and Contractor shall, within five (5) business days of receipt thereof/inform Tenant's Agents of any changes which are necessary thereto, and Tenant's Agents shall adhere to such corrected schedule; and (iii) Tenant shall abide by all reasonable rules made by Landlord with respect to the storage of materials, coordination of work with the contractors of other tenants of the Building, and any other matter in connection with this Agreement, including, without limitation, the construction of the Tenant Improvements.

                           (2) lndemnity. Tenant's indemnity of Landlord as set
forth in Section 17 of this Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant's Agents or any directly or indirectly employed by any of them, or in connection with Tenant's nonpayment of any amount arising out of the Tenant Improvements and/or Tenant's disapproval of all or any portion of any request for payment. Further, Tenant release Landlord from any liability for any and all costs, losses, damages, injuries and liabilities suffered by Tenant as a result of Landlord's performance or non-performance of any ministerial acts reasonably necessary (i) to permit Tenant to complete the Tenant Improvements, and (ii) to enable Tenant to obtain any building permit or certificate of occupancy for the Premises.

                           (3) Requirements of Tenant's Agents. Each of Tenant's
Agents shall guarantee to Tenant and for the benefit of Landlord that the portion of the Tenant Improvements, for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one
(1) year from the date of completion thereof. Each of Tenant's Agents shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the later to occur of (i) completion of the work performed by such contractor or subcontractors and (ii) the Commencement Date. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Improvements, and/or the Building and/or common areas that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the Contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.

                           (4) Insurance Requirements.

                                    a) General Coverages. All of Tenant's Agents
shall carry worker's compensations insurance covering all of the respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in Section 19 of this Lease.

                                    b) Special Coverages. Tenant shall carry
"Building's All Risk" insurance in an amount equal to the total cost of the Tenant Improvements, and such other insurance as Landlord may require, it being understood and agreed that the Tenant Improvements shall be insured by Tenant pursuant to Section 19 of this Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord including, but not limited to, the requirement that all of Tenant's Agents shall carry excess liability and Products and Completed Operation Coverage insurance, each in amounts not less that $500.00 per incident, $2,000.000 in aggregate, and in form and with companies as are required to be carried by Tenant as set forth in
Section 19 of this Lease.

                                    c) General Terms. All insurance required
under this Exhibit C to the Lease shall conform to the requirements set forth in the Lease. In the event that the tenant Improvements are damaged by any cause during the course of the construction thereof. Tenant shall immediately repair the same at Tenant's sole cost and expense. Tenant's Agents shall maintain all of the foregoing insurance coverage in force until the Tenant Improvements are fully completed and accepted by Landlord, except for any Products and Completed Operation Coverage insurance required by Landlord, which is to be maintained for ten (10) years following completion of the work and acceptance by Landlord and tenant. All policies carried under this Section 3 shall insure Landlord and Tenant, as their interests may appear, as well as Contractor and Tenant's Agents. All insurance, except Worker's Compensation, maintained by tenant's

Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the Landlord and that any other insurance maintained by Landlord is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate form the provisions for indemnification of Landlord by Tenant under Section 3 of this Agreement. Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien free completion of the tenant Improvements and naming Landlord as a co-obligee

                  (iii) Governmental Compliance. The Tenant Improvements shall comply in all respects with the following: (1) the building code and other state, federal city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (2) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (3) building material manufacturer's specifications.

                  (iv) Inspection by Landlord. Landlord shall have the right to inspect the Tenant Improvements at all times, provided; however, that Landlord's failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord's rights hereunder nor shall Landlord's inspection of the Tenant Improvements constitute landlord's approval of the same. Should Landlord disapprove any portion of the Tenant Improvements, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or disapproval by Landlord of the Tenant Improvements shall be rectified by Tenant at no expense to Landlord, other than deviations that do not typically require a change order; provided however, that in the event Landlord determines that any defect or deviation exists or disapproves of any matter in connection with any portion of the Tenant Improvements and such defect, deviation or matter, might adversely affect the mechanical, electrical, plumbing, heating, ventilation and air-conditioning or life-safety systems of the Building, the structure or exterior appearance of the Building or any other tenant's use of such other tenant's leased premises, Landlord may take such action as Landlord deems necessary, at Tenant's expense and without incurring any liability on Landlord's part, to correct any such defect, deviation and/or matter, including without limitation, causing the cessation of performance of the construction of the Tenant Improvements until such time as the defect, deviation and/or matter is corrected to Landlord's satisfaction.

         (c) Notice of Completion; Copy of Record Set of Plans. Within ten (10) days after the completion of construction of the tenant Improvements. Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the County of San Mateo in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to landlord upon such recordation. If Tenant fails to do so. Landlord may execute and file the same on behalf of Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense. At the conclusion of construction,
(i) Tenant shall cause the Architect and the Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify to the best of their knowledge that the "record set" of mylar as-built drawings are true and correct, which certification shall survive the expiration or termination of this Lease, and (C) to deliver to Landlord two (2) sets of copies of such record set of drawings within (90) days following issuance of a certificate of occupancy for the Premises and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises.

4. MISCELLANEOUS

         (a) Time is of the Essence in This Agreement. Unless otherwise indicated, all references herein to a "number o days" shall mean and refer to calendar days. If any item requiring approval in timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the documents approved by Landlord.

         (b) Tenant's Lease Default. Notwithstanding any provision to the contrary contained in the Lease, if an event of default as described in Section 38 of the Lease or this Agreement has occurred at any time on or before the substantial completion of the Premises, then (i) in additional to all other rights and remedies granted to Landlord pursuant to this Lease. Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Landlord may cause Contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such work stoppage), and (ii) all other obligations of

Landlord under the terms of this Agreement shall be forgiven until such time as such default is cured pursuant to the terms of this Lease (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such inaction by Landlord).

         (c) Tenant's Agents. All subcontractors, laborers, materialmen, and suppliers retained directly by Tenant shall conduct their activities in and around the Premises, in a harmonious relationship with all other subcontractors, laborers, materialmen and suppliers at the Premises. Building, and, if necessary, Tenant shall employ union labor to achieve such harmonious relations.

         (d) Hazardous Materials. The construction of the Tenant Improvements or Tenant's move into the Premises will not involve the use of or disturb hazardous materials or substances existing in the Premises.

         (e) Liens. Tenant shall keep the Premises and the Building and the land upon which the Building is situated free from any liens as described in Section 15 of the Lease.

                                    EXHIBIT D
                     RULES AND REGULATIONS FOR THE BUILDING

1. Except as provided or required by Landlord in accordance with building standards, no sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed, painted or affixed by Tenant on or to any part of the Building or exterior of the Premises leased to Tenants or to the door or doors thereof without the written consent of Landlord first obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

2. Except as provided or required by Landlord in accordance with Building standards, no draperies, curtains, blinds, shades, screens or other devices shall be hung at or used in connection with any window or exterior door or doors of the Premises.

3. The bulletin board or directory of the building shall be used primarily for display of the name and location of Tenants and Landlord reserves the right to exclude any other names therefrom, to limit the number of names associated with Tenants to be placed thereon and to charge for names associated with Tenants to be placed thereon at rates applicable to all Tenants.

4. The sidewalks, halls, passages, exits, entrances, elevators and stairways of the Building shall not be obstructed by Tenants or used by them for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof of the Building are not for the use of the general public and Landlord in all cases reserves the right to control the same and prevent access thereto by all persons whose presence, in the judgment of the Landlord, is or may be prejudicial to the safety, character, reputation or interests of the Building and its Tenants; provided however, that Landlord shall not prevent such access to persons with whom Tenants deal in the ordinary course of business unless such persons are engaged in illegal activities. No person shall go upon the roof of the Building unless expressly so authorized by Landlord.

5. Tenants shall not after any lock nor install any new or additional locks or any bolts on any interior or exterior door of any Premises leased to Tenant.

6. The doors, windows, light fixtures and any lights or skylights that reflect or admit light into halls or other places of the Building shall not be covered or obstructed. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown or placed therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who or whose employees or invitees, cause such expense.

7. Tenants shall not mark, drive nails, screw or drill into the walls, woodwork or plaster or in any way deface the Building or any Premises leased to Tenant.

8. Furniture, freight or equipment of every kind shall be moved into or out of the building only at such times and in such manner as Landlord shall designate. Landlord may prescribe and limit the weight, size and position of all equipment to be used by Tenants, other than standard office desks, chairs and tables and portable office machines. Safes and other heavy equipment shall, if considered necessary by Landlord, stand on wood strips of such thickness as Landlord deems necessary to distribute properly the weight thereof. All damage to the building or Premises occupied by Tenants caused by moving or maintaining any property of a Tenant shall be repaired at the expense of such Tenant.

9. No Tenant shall employ any person, other than the janitor provided by Landlord, for the purposes of cleaning the Premises occupied by such Tenant unless otherwise agreed to by Landlord. Except with the written consent of Landlord, no person shall be permitted to enter the Building for the purpose of cleaning the same. Tenants shall not cause any unnecessary labor by carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to any Tenant for loss of properly on the Premises, however occurring, or for any damage to the property of any Tenant caused by the employees or independent contractors of Landlord or by any other person. Janitor service will not be furnished when rooms are occupied during the regular hours when janitor service is provided. Window cleaning shall be done only at the regular and customary times determined by Landlord for such services.

10. No Tenant shall sweep or throw or permit to be swept or thrown any dirt or other substance into any of the corridors, halls or elevators or out of the doors or stairways of the Building; use or keep or permit to be used or kept any foul or noxious gas or substance; permit or suffer the

Premises occupied by such Tenant to be occupied or used in a manner offensive or objectionable to Landlord or other Tenants by reason of noise, odors or vibrations; interfere in anyway with other Tenants or persons having business in the Building; or bring or keep or permit to be brought or kept in the Building any animal life form, other than human, except seeing-eye dogs when in the company of their masters.

11. No cooking shall be done or permitted by Tenants in their respective Premises, nor shall Premises occupied by Tenants be used for the storage of merchandise, washing clothes, lodging, or any improper, objectionable or immoral purposes.

12. No Tenant shall use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of customary office equipment, or, without Landlord's prior written approval, use any method of heating or air-conditioning other than that supplied by Landlord. No Tenant shall use or keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other Tenants or these having business therein. Tenant must comply with any government imposed codes and regulations concerning the use or storage of any substances on the Premises.

13. No boring or cutting for telephone or electric wires shall be allowed without the consent of Landlord and any such wires permitted shall be introduced at the place and in the manner described by Landlord. The location of telephones, speakers, fire extinguisher and all other office equipment affixed to Premises occupied by Tenants shall be subject to the approval of Landlord. Each Tenant shall pay all expenses incurred in connection with the installation of its equipment, including any telephone and electricity distribution equipment.

14. Upon termination of occupancy of the Building, each Tenant shall deliver to Landlord all keys furnished by Landlord, and any reproductions thereof made by or at the direction of such Tenant, and in the event of loss of any keys furnished to Tenant shall pay Landlord therefor

15. No Tenant shall affix any floor covering in any manner except as approved by the Landlord. The expense of repairing any damage caused by removal of any such floor covering shall be borne by the Tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

16. No mail, furniture, packages, supplies, equipment, merchandise or deliveries of any kind will be received in the building or carried up or down in the elevators except between such hours and in such elevators as shall be designated by Landlord.

17. On Saturdays, Sundays and legal holidays and between the hours of 6:00 p.m. and 8:00 a.m., access to the Building may be refused unless the person seeking access is known to the person charged with responsibility for the safety and protection of the Building and has a pass or is properly identified. In no case shall Landlord be liable for any loss or damage for any error with respect to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement or other commotion and at such times as Landlord deems necessary for the safety and protection of the Building, its Tenants and all property located therein, Landlord may prohibit and prevent access to the Building by all persons by any means Landlord deems appropriate.

18. Each Tenant shall see that the exterior doors of its Premises are closed and securely locked on Sundays and legal holidays and not later than 6:00 p.m. of each other day each Tenant shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off each day before its Premises are left unoccupied and that all electricity or gas shall likewise be carefully shut off so as to prevent waste or damage to Landlord or to other Tenants of the Building.

19. Landlord may exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

20. The requirements of Tenants will be attended to only upon application to Landlord at the office of the Building. Employees of Landlord shall not perform any work outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord shall be required to admit any person (Tenant or otherwise) to any Premises in the Building.

21. No vending or food or beverage dispensing machine or machines of any description shall be installed, maintained or operated upon any Premise in the Building without the written permission of the Landlord.

22. Landlord, without notice and without liability to any Tenant, at any time may change the name or the street address of the Building.

23. The word "Building" as used in these rules and regulations means the Building of which a part of the Premises are leased pursuant to the Lease to which these rules and regulations are attached. Each Tenant shall be liable to Landlord and to each other Tenant of the Building for any loss, cost, expense, damage or liability, including attorneys' fees, caused or occasioned by the failure of such first named Tenant to comply with these rules, but Landlord shall have no liability for such failure or for failing or being unable to enforce compliance therewith by any Tenant and such failure by Landlord or noncompliance by any other Tenant shall not be a ground for termination of the Lease to which these rules and regulations are attached by the Tenant thereunder.

24. Carpet protector pads shall be used by all desk stations.

25. Each Tenant shall maintain the portions of its Premises which are visible from the outside of the Building or from hallways or other public areas of the Building, in a neat, clean and orderly condition.

26. No Tenant shall tamper with or attempt to adjust the temperature control thermostats in its Premises. Landlord shall adjust such thermostats as required to maintain heat and air-conditioning at the Building standard temperature.

27. All requests for air-conditioning or heating during hours when such services are not normally furnished by Landlord must be submitted in writing to the Building management office by 2:00 p.m. on the preceding Thursday for weekend service, and by 9:00 a.m. on the preceding business day for holiday service.

28. No Tenant shall place any items whatsoever on the roof or balcony areas of the Building without prior written consent of Landlord.

29. No curtains, draperies, blinds, shutters, shades, screens, or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window of the Building without prior written consent of Landlord. In any event, with the prior written consent of Landlord, such items shall be installed on the office side of the Landlord's standard window covering and shall in no way be visible from the exterior of the Building.

30. Intentionally Deleted

31. Except with the prior written consent of Landlord, no Tenant shall sell, or permit the sale at retail, of newspapers, magazines, periodicals, tickets or any other goods or merchandise to the general public in or on the Premises, nor shall any Tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, notary, typewriting or similar business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises of any Tenant be used for manufacturing of any kind, or any business or activity other than that specifically provided for in such Tenant's Lease.

32. No Tenant shall install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building.

33. There shall not be used in any space, or in the public halls of the Building, either by any Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by any Tenant into the Building or kept in or about the Premises.

34. Each Tenant shall store all its trash and garbage within its Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City of San Francisco without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purpose and at such times as Landlord shall designate.

35. Canvassing, peddling, soliciting, and distribution of handbills or any other written materials in or about the Building are prohibited, and each Tenant shall cooperate to prevent same.

36. While in the Building, Tenant's contractors shall be subject to and under the control and direction of the manager of the Building or the Building Engineer (but not as an agent or employee of Landlord or said manager or engineer).

37. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations against any or all of the Tenants of the Building.

38. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any Lease of Premises in the Building.

39. Landlord reserves the right to make such other reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein.

    40. Landlord reserves the right to restrict the hours that Tenant may move its equipment, furniture or other personal property. As a general rule, Tenants may-only stage move-in and move-out of its suite after building hours.

                                    EXHIBIT E

                         APPROVED LETTER OF CREDIT FORM

                          [LETTERHEAD OF ISSUING BANK]
   [MUST BE A BANK WHOSE LOCATION, CREDIT AND PRACTICES LANDLORD HAS APPROVED]

RE: IRREVOCABLE COMMERCIAL LETTER OF CREDIT NO.

TO:      300 California Associates LLC ("Landlord")
         1000 Sansome Street, Suite 380
         San Francisco, CA 94104
         Attn: Michael Halper

We hereby issue our Irrevocable Commercial Letter of Credit in your favor, for the account of ________("Tenant"), in the amount of_________________________Dollars ($__________). This amount is available to you on presentation of your sight draft drawn upon us referring to the above letter of credit number, date and amount being drawn hereunder, accompanied by the signed statement of you or your authorized agent._____, that the amount drawn hereunder is being drawn pursuant to the terms of the Lease Agreement, dated as of____, by and between Tenant, as tenant, and Landlord, as landlord, for certain premises located at __ ______, San Francisco. California (the "Lease").

Any draft presented for payment must be presented on or before___________[TERM MUST BE FOR AT LEAST ONE YEAR], the date this Letter of Credit expires. Partial drawings are permitted.

If you sell or otherwise transfer any interest in the "Premises." "Building" or "Project" (as defined in the Lease), in the land upon which the same is located, in the Lease, or in Landlord (including consolidations, mergers or other entity changes), you shall have the right to transfer this Letter of Credit to your transferee(s), successors or assigns.

We hereby certify that this is an unconditional and irrevocable Letter of Credit and agree that a draft drawn under and in compliance with the terms hereof will be honored upon presentation at our office at San Francisco, California.

Except to the extent inconsistent with the express provisions hereof, this Letter of Credit is subject to and governed by Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce publication number 500.

                  [NAME OF BANK]

                  ___________________________

                                   SCHEDULE 1

                                OPTION TO EXPAND

Tenant shall have a one-time Option to Expand by leasing the entire second floor of the Building, consisting of approximately 15.246 rentable square feet (depicted in Exhibit B-2 attached hereto), for a term commencing on the first day of the twenty-fifth (25") month of the term of this Lease and expiring at the expiration of the Initial Term of the Lease, upon the following terms:

Tenant shall give written notice to Landlord of Tenant's intention to exercise its option ("Notice of Intent") and lease the second floor. The Notice of Intent must be delivered to the Landlord no later than the end of the eighteenth (18th) month of the Lease term. The Notice of Intent must also be accompanied with a check equal to the first month's rent for the space.

The Rental Adjustment Schedule in Schedule 3 of the Lease and attached hereto shall be substituted by the following schedule of rent:

                  Months 25-36             $168.238 per month
                  Months 37-48             $172.061 per month
                  Months 49-60             $175.885 per month

If Tenant fails to submit the Notice of intent by the end of the eighteenth
(18th) month of the Lease term. Landlord shall be free to lease such premises to any party, without any further obligations to Tenant under this Option to Expand.

This Option to Expand shall in any event terminate upon the expiration or earlier termination of this Lease.

                                   SCHEDULE 2
                                OPTION TO RENEW

Tenant shall have one (1) option to extend the term of this Lease ("Extension Option") for an additional five (5) years ("Extended Term"), upon the further terms and provisions provided below; (i) Tenant shall not be in default at the time it exercises the Extension Option; (ii) the Lease shall be in full force and effect at the time the Extension Option is exercised and at the time the Extended Term is to commence; (iii) Tenant shall have delivered written notice of its exercise of the Extension Option to Landlord not less than nine (9) months prior to the expiration of the term of the Lease as specified in Paragraph 3.

Upon Tenant's exercise of the Extension Option, and subject to the foregoing conditions, the term of the Lease shall be extended for the Extended Term upon all the terms and conditions hereof, except that (i) the Base Rent shall be as provided below, (ii) the Base Year shall be the calendar year in which the Extended Term commences, (iii) Tenant shall have no right to extend the term of this Lease beyond the expiration of the Extended Term, and (iv) Tenant shall take the space in "as-is" condition with no tenant improvements.

Not more than six (6) months nor less than five (5) months prior to the commencement of the Extended Term. Landlord and Tenant shall meet and attempt in good faith to determine and mutually agree upon the Base Rent to be paid during such Extended Term. The Base Rent shall be based on the then fair market rent for similar office projects in the San Francisco market ("Fair Market Rent"). If, one hundred twenty (120) days prior to the commencement of such Extended Term, the parties have not reached an agreement, the parties shall enter into an Appraisal to determine the Base Rent .

The Base Rent shall be determined as provided below. Each party shall appoint an Appraiser (herein defined) and shall give notice to the other party of the identity of the Appraiser no later than ninety (90) days prior to the commencement of the Extended Term. For purposes hereof, "Appraiser" means a real estate broker or MAI designated appraiser, in either case with not less than five (5) years of full time commercial appraisal or brokerage experience in San Francisco County. If either party fails to timely appoint an Appraiser, the sole Appraiser appointed shall determine the Fair Market Rent to be paid during the Extended Term. If two appraisers are appointed, they shall immediately meet and attempt to agree upon the Fair Market Rent. If they are unable to do so within fifteen (15) days of their first meeting, they shall deliver copies of their appraisals to each other and thereafter jointly appoint a third Appraiser. The third appraiser shall, within ten 10 days of his/her appointment, select the appraisal submitted by the other two appraisers which, in the opinion of the third appraiser, most accurately states the Fair Market Rent. If the two Appraisers are unable to agree upon such third Appraiser, either party may petition the Presiding judge of the Superior Court of San Francisco County to appoint such third Appraiser.

After the Fair Market Rent has been determined, the rent for the Extended Term shall be the greater of the following:

(a) the Fair Market Rent, or

(b) the Base Rent and the additional rent for the last year of the Initial Term.

    The determination of Base Rent as provided herein shall be binding upon the parties hereto. Promptly upon such determination, the parties shall execute an amendment specifying the Base Rent payable during the Extended Term.

                                   SCHEDULE 3
                           RENTAL ADJUSTMENT SCHEDULE

The minimum base rent provided for in Paragraph 5 above shall be adjusted as follows:

         Months 1-12       $107.230 per month
         Months 13-24      $109.783 per month
         Months 25-36      $112.336 per month
         Months 37-48      $114.889 per month
         Months 49-63      $117.442 per month

                                   EXHIBIT B

                                  [FLOOR PLAN]

                                    EXHIBIT B

                                  [FLOOR PLAN]

                                   EXHIBIT "C"

                               EXISTING FURNITURE

                                Follows this page

                         PART
CAT        QTY          NUMBER               PART DESCRIPTION
---        ---          ------               ----------------
B04         1         G-ZEJ-E-B-4      Bernhardt Gallery table top 24"
                      top              maple
                      hardware         brushed nickel

B04         1         G-ZWL-4          Bernhardt Gallery table base
                      finish           brushed nickel

D04         1         XRCT-42"-        42" DIAMETER ROUND TABLE
                                       BASE #4 WITH WOOD TRIM
                                       RENZ EDGE
                                       FINISHES: 900-OAK TOP AND 1917-
                                       WHITE BASE

HEI         2         E1130.64N        +Wall Strip, No Wall Fastener 64H

HEI         1         E1131.16         +Tile Adapter 16H,2/Pkg

HEI         1         E1425.1648       +Tile, Rail 16H 48W
                      BU               +black umber

HEI        10         G7110.16         +Paper Tray 16W
                      BU               +black umber

HEI        10         S7314449         72 X 18 COMMON TOP-WOOD
                      FINISH           STM 566 on Fullcut Maple

                                       NEWHOUSE EDGE

HEI         6         S7314450         ROUND TOP WITH SOLID WOOD
                      FINISH           STM 566 on Fullcut Maple
                                       NEWHOUSE WATERFALL EDGE

HEI         8         S7314497         L-RETURN TOP 20"D X 53"W
                      FINISH           STM 566 on Fullcut Maple
                                       NEWHOUSE EDGE
                      NOTE             SF RETURN

HEI         9         S7314498         DESK TOP 35.4"D X 74.7"W
                      FINISH           STM 566 on Fullcut Maple
                                       NEWHOUSE EDGE
                      NOTE             SF DESK

HEI        27         S7955035         ABAK Product:RT-GD7 Manager
                      Finish           Black

HEI        21         S7955036         ABAK PRoduct:RT-AC/90-SP
                      FINISH           BLACK

HEI         9         S7955037         ABAK Product:RT-STR20-SP Special
                      FINISH           BLACK

HEI         8         S7955038         ABAK Product:RT-STR16-SP Special
                      FINISH           BLACK

HEI        27         S7955040         End Caps
                      Finish:          Black

HGN         1         ET103W           @Table, Rnd Univ Base Ven
                      Z5               @maple
                      BU               @black umber
                      BU               @black umber

HST        10         EN122ABS         +Wk Chair, Equa 2, Pneu, Knee Tilt, Adj
                      N2               +no lumbar
                      BU               +black umber
                      BC               +2" hd dbl wl caster, carpet
                      BK               +black
                      92               +crepe-Pr Cat 2
                      01               +crepe licorice

HST        10         EN122PBS         +Wk Chair, Equa 2, Pneu, Knee
                      N2               +no lumbar
                      BU               +black umber
                      BC               +2" hd dbl wl caster, carpet
                      BK               +black
                      92               +crepe-Pr Cat 2
                      01               +crepe licorice

K           2                          KIELHAUER ELGIN CHAIRS - BLACK
                                       LEATHER

MER         1         26-3618-3        +Lateral File Std Pull 3-High 36W
                      TS               +Textured Steel

                      91               +white non-metallic
                      T2               +Square Metal Top 1-1/4
                      N                +Fixed Front 11 - 3/4
                      9P               +Front to Back Hanging
                      N                +Fixed Front 11 - 3/4
                      9P               +Front to Back Hanging
                      N                +Fixed Front 11 - 3/4
                      9P               +Front to Back Hanging
                      B2               +Base 1-1/2in H
                      KC               +Chrome - Keyed Differently
                      CB               +Counterweight(recommended)
                      ~                +Specification Complete

MER         2         46-3618-29       +Storage Case Std Pull 36W 18D
                      TS               +Textured Steel
                      BU               +black umber non-metallic
                      NS1              +One Shelf
                      KC               +Chrome - Keyed Differently
                      T1               +Square Metal Top 1
                      Y                +With Doors
                      B2               +1-1/2in Base

MER         1         46-4218-26       +Storage Case Std Pull 42W 18D 26-
                      TS               +Textured Steel
                      BU               +black umber non-metallic
                      NS1              +One Shelf
                      KC               +Chrome - Keyed Differently
                      T1               +Square Metal Top 1
                      Y                +With Doors
                      B2               +1-1/2in Base

MER         7         73-1516-PT       +Pencil Tray 15W

MER        11         F-16-1518-       +Freestanding Ped Std Pull 15W 18D
                      TS               +Textured Steel
                      BU               +black umber non-metallic
                      T2*              +Square Metal Top 1-1/4
                      B2               +Base 1-1/2

                      KC               +Chrome - Keyed Differently
                      CB               +Counterweight(recommended)
                      DC               +Delete Compressor

MER        10         F-16-1518-       +Freestanding Ped Std Pull 15W 18D
                      TS               +Textured Steel
                      BU               +black umber non-metallic
                      T2*              +Square Metal Top 1-1/4
                      B2               +Base 1-1/2
                      KC               +Chrome - Keyed Differently
                      CB               +Counterweight(recommended)
                      DC               +Delete Compressor

W04         5         41.1223.22       Table base for 43" Table
                      Base             22" Diameter
                      Column           3 inches
                      Finish           Flat Black
                      Glide            #55.4420

                                       Grand Total

                         PART
CAT        QTY          NUMBER               PART DESCRIPTION
HA2         1         A4111.3060       +Table, Sq-Edge Lam 30D 60W 29H
                      LU               +soft white
                      BU               +black umber

HCE         2         ZERWD            @Vary Easy Etho B-nose Wood Frt
                      24               @24D
                      52               @24D 51.5W
                      9A               @W/Cbl Mgmt Trgh-No Gap (Std
                      RA               @Light Ash
                      BU               @Black Umber Supt

HEI        14         E1110.3824       +Frame, Pwr 4-Circ 38H 24W
                      NN               +none
                      BU               +black umber

HEI         6         E1110.3824       +Frame, Npwr No Access 38H 24W
                      NN               +none
                      BU               +black umber

HEI         6         E1110.3830       +Frame, Pwr 4-Circ 38H 30W
                      NN               +none
                      BU               +black umber

HEI         1         E1110.3836       +Frame, Pwr 4-Circ 38H 36W
                      NN               +none
                      BU               +black umber

HEI         1         E1110.3842       +Frame, Pwr 4-Circ 38H 42W
                      NN               +none
                      BU               +black umber

HEI         8         E1110.3848       +Frame, Pwr 4-Circ 38H 48W

                      NN               +none
                      BU               +black umber

HEI         6         E1110.3848       +Frame, Npwr No Access 38H 48W
                      NN               +none
                      BU               +black umber

HEI        83         E1110.5424       +Frame, Pwr 4-Circ 54H 24W
                      NN               +none
                      BU               +black umber

HEI       103         E1110.5424       +Frame, Npwr No Access 54H 24W
                      NN               +none
                      BU               +black umber

HEI        17         E1110.5430       +Frame, Pwr 4-Circ 54H 30W
                      NN               +none
                      BU               +black umber

HEI        12         E1110.5430       +Frame, Npwr No Access 54H 30W
                      NN               +none
                      BU               +black umber

HEI        62         E1110.5448       +Frame, Pwr 4-Circ 54H 48W
                      NN               +none
                      BU               +black umber

HEI        30         E1110.5448       +Frame, Npwr No Access 54H 48W
                      NN               +none
                      BU               +black umber

HEI         3         E1224.38W        @Conn, 2-Way 90, Mono Veneer, Pwr

                      RA               @light ash

HEI         4         E1224.54W        @Conn, 2- WAY 90, Mono Veneer, Pwr
                      RA               @light ash

HEI        31         E1224.54W        @Conn, 2- WAY 90, Mono Veneer, Npwr
                      RA               @light ash

HEI        18         E1230.54W        @Conn, 3- WAY 90 Wood, Pwr 54H
                      RA               @light ash
                      BU               +black umber

HEI        28         E1230.54W        @Conn, 3- WAY 90 Wood, Npwr 54H
                      RA               @light ash
                      BU               +black umber

HEI        18         E1240.54FE       @Conn, 4- WAY 90, Pwr 54H
                      BU               +black umber

HEI         6         E1250.38W        @Fin End, Wood 38H
                      RA               @light ash

HEI       102         E1250.54W        @Fin End, Wood 54H
                      RA               @light ash

HEI        10         E1251.16W        @Ch of Ht Fin End Wood 16H
                      RA               @light ash

HEI       206         E1260.24W        @Top Cap, Frame Wood 24 W
                      RA               @light ash

HEI        29         E1260.30W        @Top Cap, Frame Wood 30W

                      RA               @light ash

HEI         1         E1260.36W        @Top Cap, Frame Wood 36W
                      RA               @light ash

HEI         1         E1260.42W        @Top Cap, Frame Wood 42W
                      RA               @light ash

HEI       105         E1260.48W        @Top Cap, Frame Wood 48W
                      RA               @light ash

HEI        54         E1260.48W        @Top Cap, Frame Wood 48W
                      RA               @light ash

HEI        14         E1311.A          +Rcp, 4-Circ A Duplex 6/Pkg
                      BU               +black umber

HEI        15         E1311.B          +Rcp, 4-Circ B Duplex 6/Pkg
                      BU               +black umber

HEI        15         E1311.C          +Rcp, 4-Circ C Duplex 6/Pkg
                      BU               +black umber

HEI         1         E1311.D          +Rcp, 4-Circ D Duplex, Dedicated
                      BU               +black umber

HEI        16         E1322.06E        +Power Entry, Ext. Dir Con 4-Circ, 6Ft
                                       L

HEI         7         E1322.06E        +Power Entry, Ext. Dir Con 4-Circ, 6Ft
                                       L

HEI         7         E1322.24E        +Power Entry, Ext. Dir Con 4-
                                       Circ, 24Ft L

HEI      1198         E1420.1624       +Tile, Face Vinyl 16H 24W
                      82               +stipple vinyl-Pr Cat 1
                      01               +stipple vinyl off white

HEI       200         E1420.1630       +Tile, Face Vinyl 16H 30W
                      82               +stipple vinyl-Pr Cat 1
                      01               +stipple vinyl off white

HEI         4         E1420.1636       +Tile, Face Vinyl 16H 36W
                      82               +stipple vinyl-Pr Cat 1
                      01               +stipple vinyl off white

HEI         4         E1420.1642       +Tile, Face Vinyl 16H 42W
                      82               +stipple vinyl-Pr Cat 1
                      01               +stipple vinyl off white

HEI       527         E1420.1648       +Tile, Face Vinyl 16H 48W
                      82               +stipple vinyl-Pr Cat 1
                      01               +stipple vinyl off white

HEI        81         E1422.1648       +Tile, Tackable 16H 48W
                      COM              @customer's own material-Pr Cat 1
                      TOR              Y638

HEI         2         E2280.24W        @Support Panel, Wk Surf Wood, End
                      RA               @light ash
                      BU               +black umber
                      BU               +black umber

HEI         4         E2280.24W        @Support Panel, Wk Surf Wood, End
                      RA               @light ash
                      BU               +black umber

                      BU               +black umber

HEI         2         E2280.30W        @Support Panel, Wk Surf Wood, End
                      RA               @light ash
                      BU               +black umber
                      BU               +black umber

HEI        16         E2281.W          @Support Panel, Wk Surf Wood, Mid-
                      RA               @light ash
                      BU               +black umber
                      BU               +black umber

HEI         2         E2281.W          @Support Panel, Wk Surf Wood, Mid-
                      RA               @light ash
                      BU               +black umber
                      BU               +black umber

HEI        31         E2310.2424       @Work Surf, B/Nose Rect
                      RA               @light ash
                      BU               +black umber
                      SM               +on module

HEI         1         E2310.2424       @Work Surf, B/Nose Rect
                      RA               @light ash
                      BU               +black umber
                      SM               +on module

HEI        76         E2310.2448       @Work Surf, B/Nose Rect
                      RA               @light ash
                      BU               +black umber
                      SM               +on module

HEI        69         E2310.2472       @Work Surf, B/Nose Rect
                      RA               @light ash
                      BU               +black umber

                      SM               +on module

HEI         4         E2310.3030       @Work Surf, B/Nose Rect
                      RA               @light ash
                      BU               +black umber
                      SM               +on module

HEI         6         E2310.3048       @Work Surf, B/Nose Rect
                      RA               @light ash
                      BU               +black umber
                      SM               +on module

HEI         6         E2310.3060       @Work Surf, B/Nose Rect
                      RA               @light ash
                      BU               +black umber
                      SM               +on module

HEI         1         E2310.3084       @Work Surf, B/Nose Rect
                      RA               @light ash
                      BU               +black umber
                      SM               +on module

HEI         2         E2310.3090       @Work Surf, B/Nose Rect
                      RA               @light ash
                      BU               +black umber
                      SM               +on module

HEI         3         E2310.3096       @Work Surf, B/Nose Rect
                      RA               @light ash
                      BU               +black umber
                      SM               +on module

HEI         2         E2332.2448       @Work Surf, B/Nose Cor Wood/Wood
                      RA               @light ash
                      BU               +black umber

                      SM               +on module

HEI         1         G5010.           +Drw, Pencil 21W 16D
                      BU               +black umber

HEI         4         S7314450         ROUND TOP WITH SOLID WOOD
                      FINISH           STM 566 on Fullcut Maple
                                       NEWHOUSE WATERFALL EDGE

HEI         2         S7955048         Trans Surf, Wood 14D 48W
                      RA               RECUT ASH
                      BU               BLACK UMBER

HFS         7         G5120.24         +Ped, B-Frt Stationary 6,6,12 27H
                      LU               +soft white
                      KD               +keyed differently

HST        30         EN122ABS         +Wk Chair, Equa 2, Pneu, Knee Tilt, Adj
                      N2               +no lumbar
                      BU               +black umber
                      BC               +2" hd dbl wl caster, carpet
                      BK               +black
                      92               +crepe-Pr Cat 2

                      01               +crepe licorice

HST         2         EN122PBS         +Wk Chair, Equa 2, Pneu, Knee
                      N2               +no lumbar
                      BU               +black umber
                      BC               +2" hd dbl wl caster, carpet
                      BK               +black
                      92               +crepe-Pr Cat 2
                      01               +crepe licorice

MER        26         26-3618-3        +Lateral File Std Pull 3-High 36W
                      TS               +Textured Steel
                      91               +white non-metallic
                      T2               +Square Metal Top 1-1/4
                      N                +Fixed Front 11-3/4
                      9P               +Front to Back Hanging
                      N                +Fixed Front 11-3/4
                      9P               +Front to Back Hanging
                      N                +Fixed Front 11-3/4
                      9P               +Front to Back Hanging
                      B2               +Base 1-1/2in H
                      KC               +Chrome - Keyed Differently
                      CB               +Counterweight( recommended)
                      ~                +Specification Complete

MER        25         26-4218-2        +Lateral File Std Pull 2-High 42W
                      TS               +Textured Steel
                      91               +white non-metallic
                      T2               +Square Metal Top 1-1/4
                      N                +Fixed Front 11-3/4
                      9P               +Front to Back Hanging
                      N                +Fixed Front 11-3/4
                      9P               +Front to Back Hanging
                      B2               +Base 1-1/2in H
                      KC               +Chrome - Keyed Differently
                      CB               +Counterweight(recommended)

                      ~                +Specification Complete

MER         1         46-4218-26       +Storage Case Std Pull 42W 18D 26-
                      TS               +Textured Steel
                      BU               +black umber non-metallic
                      NS1              +One Shelf
                      KC               +Chrome - Keyed Differently
                      T1               +Square Metal Top 1
                      Y                +With Doors
                      B2               +1-1/2in Base

MER        87         73-1516-PT       +Pencil Tray 15W

MER         1         F-16-1518-       +Freestanding Ped Std Pull 15W 18D
                      TS               +Textured Steel
                      91               +white non-metallic
                      T2*              +Square Metal Top 1-1/4
                      B2               +Base 1-1/2
                      KC               +Chrome - Keyed Differently
                      CB               +Counterweight(recommended)
                      DC               +Delete Compressor

MER         2         F-16-1518-       +Freestanding Ped Std Pull 15W 18D
                      TS               +Textured Steel
                      91               +white non-metallic
                      T2*              +Square Metal Top 1-1/4
                      B2               +Base 1-1/2
                      KC               +Chrome - Keyed Differently
                      CB               +Counterweight(recommended)
                      DC               +Delete Compressor

MER        94         F-16-1522-       +Freestanding Ped Std Pull 15W 22D
                      TS               +Textured Steel
                      91               +white non-metallic
                      T2*              +Square Metal Top 1-1/4
                      B2               +Base 1-1/2
                      KC               +Chrome - Keyed Differently

                      CB               +Counterweight(recommended)
                      DC               +Delete Compressor

MER        67         F-16-1522-       +Freestanding Ped Std Pull 15W 22D
                      TS               +Textured Steel
                      91               +white non-metallic
                      T2*              +Square Metal Top 1-1/4
                      B2               +Base 1-1/2
                      KC               +Chrome - Keyed Differently
                      CB               +Counterweight(recommended)
                      DC               +Delete Compressor

W04         4         41.1223.22       Table base for 43" Table
                      Base             22" Diameter
                      Column           3 inches
                      Finish           Flat Black
                      Glide            #55.4420

Cat      Qty   Part  Number            Part Description
HEI        1   E 1425.1648    +Tile, Rail 16H 48W
               BU             +black umber

HEI        2   E1130.64N      +Wall Strip, No Wall Fastener 64H

HEI        1   E1131.16       +Tile Adapter 16H, 2/Pkg

HEI       10   G7110.16       +Paper Tray 16W
               BU             +black umber

HEI        6   S7314449       72 X 18 COMMON TOP-WOOD
               FINISH         STM 566 on Fullcut Maple
                              NEWHOUSE EDGE

HEI        2   S7314450       ROUND TOP WITH SOLID WOOD EDGE
               FINISH         STM 566 on Fullcut Maple
                              NEWHOUSE WATERFALL EDGE

HST       30   EN122ABS       +Wk Chair Equa 2, Pneu, Knee Tilt, Adj
               N2             +no lumbar
               BU             +black umber
               BC             +2" hd dbl wl caster, carpet
               BK             +black
               92             +crepe-Pr Cat 2
               01             +crepe licorice

HST       20   EN122PBS       +Wk Chair, Equa 2, Pneu, Knee Tilt, Fixed

               N2             +no lumbar
               BU             +black umber
               BC             +2" hd dbl wl caster, carpet
               BK             +black
               92             +crepe-Pr Cat 2
               01             +crepe licorice

MEC       11   5R6-4220-      +Return w/Single Ped, Raised
               TS             +Textured Steel
               BU             +black umber non-metallic
               TL             +Laminate Top/PVC Edge
               ...            Skipped Option
               NTG            +No Grommets (choose this with an NT top)
               KC             +Chrome - Keyed Differently

MEC        4   5R6-4220-      +Return w/Single Red, Raised
               TS             +Textured Steel
               BU             +black umber non-metallic
               TL             + Laminate Top/PVC Edge
               ...            Skipped Option
               NTG            +No Grommets (choose this with an NT top)
               KC             +Chrome - Keyed Differently

MEC        1   5R6-4820-      +Return w/Single Red, Raised
               TS             +Textured Steel
               BU             +black umber non-metallic
               TL             +Laminate Top/PVC Edge
               ...            Skipped Option
               NTG            +No Grommets (choose this with an NT top)
               KC             +Chrome - Keyed Differently

MEC        1   5R6-4820-      +Return w/Single Ped, Raised
               TS             +Textured Steel
               BU             +black umber non-metallic
               TL             +Laminate Top/PVC Edge
               ...            Skipped Option
               NTG            +No Grommets (choose this with an NT top)

               KC             +Chrome - Keyed Differently

MEC        4   5R6-6030-      +Desk w/Single Ped, Raised
               TS             +Textured Steel
               BU             +black umber non-metallic
               TL             +Laminate Top/PVC Edge
               ...            Skipped Option
               NTG            +No Grommets (choose this with an NT top)
               KC             +Chrome - Keyed Differently

MEC        4   5R6-6030-      +Desk w/Single Ped, Raised
               TS             +Textured Steel
               BU             +black umber non-metallic
               TL             +Laminate Top/PVC Edge
               ...            Skipped Option
               NTG            +No Grommets (choose this with an NT top)
               KC             +Chrome - Keyed Differently

MEC        1   5R6-6636-      +Desk w/Single Ped, Raised
               TS             +Textured Steel
               BU             +black umber non-metallic
               TL             +Laminate Top/PVC Edge
               ...            Skipped Option
               NTG            +No Grommets (choose this with an NT top)
               KC             +Chrome - Keyed Differently

MEC        1   5R6-6636-      +Desk w/Single Ped, Raised
               TS             +Textured Steel
               BU             +black umber non-metallic
               TL             +Laminate Top/PVC Edge
               ...            Skipped Option
               NTG            +No Grommets (choose this with an NT top)
               KC             +Chrome - Keyed Differently

MEC       23   72-2016-SP     +Pencil Drawer, Metal, 24D to 36D wksfc

               BU             +black umber non-metallic

MER        2   26-4218-2-     +Lateral File Std Pull 2 Fxd Frt Dwrs 26-1/4H
               TS             +Textured Steel
               91             +white non-metallic
               T2             +Square Metal Top 1 1-1/4
               B2             +Base 1-1/2
               KC             +Chrome - Keyed Differently
               CB             +Counterweight( recommended)
               R              +Side-to-Side Filing Rails

MER        1   46-3615-OB-    +Bookcase One Adjust Shelf 29H 36W 15D
               TS             +Textured Steel
               91             +white non-metallic
               T2             +Standard Metal Top 1-1/4
               NS1            +With One Shelf
               B2             +1-1/2in Base

MER        1   46-3615-OB-    +Bookcase Two Adjust Shelves 42-1/8H 36W
               TS             +Textured Steel
               91             +white non-metallic
               T2             +Standard Metal Top 1-1/4
               NS2            +With Two Shelves
               B2             +1-1/2in Base

MER        2   46-3618-29     +Storage Case Std Pull 36W 18D 29H
               TS             +Textured Steel
               91             +white non-metallic
               NS1            +One Shelf
               KC             +Chrome - Keyed Differently
               T2             +Square Edge Metal Top 1-1/4
               Y              +With Doors
               B2             +1-1/2in Base

MER        5   46-4218-26     +Storage Case Std Pull 42W 18D 26-1/4H
               TS             +Textured Steel
               91             +white non-metallic

               NS1            +One Shelf
               KC             +Chrome - Keyed Differently
               T2             +Square Edge Metal Top 1-1/4
               Y              +With Doors
               B2             +1-1/2in Base

MER       12   73-1516-PT     +Pencil Tray 15W

MER       17   F-16-1518-     +Freestanding Ped Std Pull 15W 18D 26-1/4H
               TS             +Textured Steel
               BU             +black umber non-metallic
               T2*            +Square Metal Top 1-1/4
               B2             +Base 1-1/2
               KD             +Black - Keyed Differently
               CB             +Counterweight( recommended)
               DC             +Delete Compressor

MER       18   F-16-1518-     +Freestanding Ped Std Pull 15W 18D26-1/4H
               TS             +Textured Steel
               BU             +black umber non-metallic
               T2*            +Square Metal Top 1-1/4
               B2             +Base 1-1/2
               KD             +Black - Keyed Differently
               CB             +Counterweight(recommended)
               DC             +Delete Compressor

MER        4   F-16-1522-     +Freestanding Ped Std Pull 15W 22D 26-1/4H
               TS             +Textured Steel
               BU             +black umber non-metallic
               T2*            +Square Metal Top 1-1/4
               B2             +Base 1-1/2
               KD             +Black - Keyed Differently
               CB             +Counterweight(recommended)
               DC             +Delete Compressor

W04        2   41.1223.22     Table base for 43" Table
               Base           22" Diameter

               Column         3 inches

               Finish         Flat Black

               Glide          #55.4420

HEI       10   S7314497       L-RETURN TOP 20"D X 53"W
               FINISH         STM 566 on Fullcut Maple
                              NEWHOUSE EDGE
               NOTE           SF RETURN

HEI       14   S7314498       DESK TOP 35.4"D X 74.7"W
               FINISH         STM 566 on Fullcut Maple
                              NEWHOUSE EDGE
               NOTE           SF DESK

HEI       38   S7955035       ABAK Product:RT-GD7 Manager Bases
               Finish         Black

HEI       10   S7955036       ABAK PRoduct:RT-AC/90-SP Special
               FINISH         BLACK

HEI       14   S7955037       ABAK Product:RT-STR20-SP Special

               FINISH         BLACK

HEI       10   S7955038       ABAK Product:RT-STR16-SP Special
               FINISH         BLACK

HEI       38   S7955040       End Caps
               Finish:        Black

B04        1   G-ZEJ-E-B-4    -Bernhardt Gallery table top 24" diameter
               top            maple
               hardware       brushed nickel

B04        1   G-ZWL-4        Bernhardt Gallery table base
               finish         brushed nickel

           2                  KIELHAUER ELGIN CHAIRS - BLACK
                              LEATHER

                   PART
CAT      QTY      NUMBER                PART DESCRIPTION
---      ---   ----------     ------------------------------------
HEI       14   E1110.3824     +Frame, Pwr 4-Circ 38H 24W
               NN             +none
               BU             +black umber

HEI       47   E1110.3824     +Frame, Npwr No Access 38H 24W
               NN             +none
               BU             +black umber

HEI       11   E1110.3848     +Frame, Npwr No Access 38H 48W
               NN             +none
               BU             +black umber

HEI       79   E1110.5424     +Frame, Pwr 4-Circ 54H 24W
               NN             +none
               BU             +black umber

HEI       47   E1110.5424     +Frame, Npwr No Access 54H 24W
               NN             +none
               BU             +black umber

HEI       78   E1110.5448     +Frame, Pwr 4-Circ 54H 48W
               NN             +none
               BU             +black umber

HEI       27   E1224.54W      @Conn, 2-Way 90, Mono Veneer, Npwr

               RA             @light ash

HEI       14   E1230.54W      @Conn, 3-Way 90 Wood, Pwr 54H
               RA             @light ash
               BU             +black umber

HEI       28   E1230.54W      @Conn, 3-Way 90 Wood, Npwr 54H
               RA             @light ash
               BU             +black umber

HEI       14   E1240.54FE     +Conn, 4-Way 90, Pwr 54H
               BU             +black umber

HEI        2   E1250.38W      @Fin End, Wood 38H
               RA             @light ash

HEI       84   E1250.54W      @Fin End, Wood 54H
               RA             @light ash

HEI       25   E1251.16W      @Ch of Ht Fin End Wood 16H
               RA             @light ash

HEI      140   E1260.24W      @Top Cap, Frame Wood 24W
               RA             @light ash

HEI      128   E1260.48W      @Top Cap, Frame Wood 48W
               RA             @light ash

HEI       13   E1311.A        +Rcp, 4-Circ A Duplex 6/Pkg
               BU             +black umber

HEI       13   E1311.B        +Rcp, 4-Circ B Duplex 6/Pkg

               BU             +black umber

HEI       13   E1311.C        +Rcp, 4-Circ C Duplex 6/Pkg
               BU             +black umber

HEI        1   E1311.D        +Rcp, 4-Circ D Duplex, Dedicated
               BU             +black umber

HEI        7   E1322.06E      +Power Entry, Ext. Dir Con 4-Circ, 6Ft
                              L

HEI        7   E1322.24E      +Power Entry, Ext. Dir Con
                              4-Circ, 24Ft L

HEI      983   E1420.1624     +Tile, Face Vinyl 16H 24W
               82             +stipple vinyl-Pr Cat 1
               01             +stipple vinyl off white

HEI      440   E1420.1648     +Tile, Face Vinyl 16H 48W
               82             +stipple vinyl-Pr Cat 1
               01             +stipple vinyl off white

HEI       68   E1422.1648     +Tile,Tackable 16H 48W
               COM            @customer's own material-Pr Cat 1
               TOR            Y638

HEI        2   E2280.24W      @Support Panel, Wk Surf Wood, End
               RA             @light ash
               BU             +black umber
               BU             +black umber

HEI       28   E2281.W        @Support Panel, Wk Surf Wood, Mid-
               RA             @light ash
               BU             +black umber

               BU             +black umber

HEI       15   E2310.2424     @Work Surf, B/Nose Rect
               RA             @light ash
               BU             +black umber
               SM             +on module

HEI       69   E2310.2448     @Work Surf, B/Nose Rect
               RA             @light ash
               BU             +black umber
               SM             +on module

HEI       70   E2310.2472     @Work Surf, B/Nose Rect
               RA             @light ash
               BU             +black umber
               SM             +on module

HEI       46   S18713-01      24" W WINDOW MULLION LIGHT
                              1-5 1733.00
                              6-10 1305.00
                              11-24 1084.00
                              25+ 870.00

HEI       46   S2080902       HARDWARE PACK FOR USE W/
               BU             BLACK UMBER

HEI        4   S7314450       ROUND TOP WITH SOLID WOOD
               FINISH         STM 566 on Fullcut Maple
                              NEWHOUSE WATERFALL EDGE

HST       30   EN122ABS       +Wk Chair, Equa 2, Pneu, Knee Tilt, Adj
               N2             +no lumbar
               BU             +black umber
               BC             +2" hd dbl wl caster, carpet
               BK             +black
               92             +crepe-Pr Cat 2
               01             +crepe licorice

MEC        3   5R6-4220-      +Return w/Single Ped, Raised
               TS             +Textured Steel
               BU             +black umber non-metallic
               TL             +Laminate Top/PVC Edge
               ...            Skipped Option
               NTG            +No Grommets (choose this with an
               KD             +Black - Keyed Differently

MEC        3   5R6-4220-      +Return w/Single Ped, Raised
               TS             +Textured Steel
               BU             +black umber non-metallic
               TL             +Laminate Top/PVC Edge
               ...            Skipped Option
               NTG            +No Grommets (choose this with an
               KD             +Black - Keyed Differently

MEC        3   5R6-6030-      +Desk w/Single Ped, Raised
               TS             +Textured Steel
               BU             +black umber non-metallic
               TL             +Laminate Top/PVC Edge
               ...            Skipped Option
               NTG            +No Grommets (choose this with an
               KD             +Black - Keyed Differently

MEC        4   5R6-6030-      +Desk w/Single Ped, Raised

               TS             +Textured Steel
               BU             +black umber non-metallic
               TL             +Laminate Top/PVC Edge
               ...            Skipped Option
               NTG            +No Grommets (choose this with an
               KD             +Black - Keyed Differently

MEG        7   72-2016-SP     +Pencil Drawer, Metal, 24D to 36D
               BU             +black umber non-metallic

MER       19   26-3618-3      +Lateral File Std Pull 3-High 36W
               TS             +Textured Steel
               BU             +black umber non-metallic
               T2             +Square Metal Top 1-1/4
               N              +Fixed Front 11-3/4
               9P             +Front to Back Hanging
               N              +Fixed Front 11-3/4
               9P             +Front to Back Hanging
               N              +Fixed Front 11-3/4
               9P             +Front to Back Hanging
               B2             +Base 1-1/2in H
               KD             +Black - Keyed Differently
               CB             +Counterweight(recommended)
               ~              +Specification Complete

MER       25   26-4218-2      +Lateral File Std Pull 2-High 42W
               TS             +Textured Steel
               BU             +black umber non-metallic
               T2             +Square Metal Top 1-1/4
               N              +Fixed Front 11-3/4
               9P             +Front to Back Hanging
               N              +Fixed Front 11-3/4
               9P             +Front to Back Hanging
               B2             +Base 1-1/2in H
               KD             +Black - Keyed Differently
               CB             +Counterweight(recommended)
               ~              + Specification Complete

MER       72   F-16-1522-     +Freestanding Ped Std Pull 15W22D
               TS             +Textured Steel
               91             +white non-metallic
               T2*            +Square Metal Top 1-1/4
               B2             +Base 1-1/2
               KC             +Chrome - Keyed Differently
               CB             +Counterweight(recommended)
               DC             +Delete Compressor

MER        6   F-16-1522-     +Freestanding Ped Std Pull 15W 22D
               TS             +Textured Steel
               91             +white non-metallic
               T2*            +Square Metal Top 1-1/4
               B2             +Base 1-1/2
               KC             +Chrome - Keyed Differently
               CB             +Counterweight(recommended)
               DC             +Delete Compressor

W04        4   41.1223.22     Table base for 43" Table
               Base           22" Diameter
               Column         3 inches
               Finish         Flat Black
               Glide          #55.4420

                                  EXHIBIT "D-1"

                              SERVER ROOM EQUIPMENT

     DEVICE          CISCO PART #               DESCRIPTION             SERIAL #
----------------   -----------------   -----------------------------   -----------
2nd Floor Switch   WS-6509             Chassis and 2 power supplys     SCA0401000L
                   WS-X6K-SUP1-2GE     1000BaseX Supervisor            SAD03366407
                   WS-X6248-RJ-45      10/100BaseTX Ethernet           SAD035102F6
                   WS-X6248-RJ-45      10/100BaseTX Ethernet           SAD03465753
                   WS-X6248-RJ-45      10/100BaseTX Ethernet           SAD035103ZL
                   WS-X6248-RJ-45      10/100BaseTX Ethernet           SAD0415059A
                   WS-X6248-RJ-45      10/100BaseTX Ethernet           SAD0416073D
                   WS-X6248-RJ-45      10/100BaseTX Ethernet           SAD041605Z3
                   WS-X6248-RJ-45      10/100BaseTX Ethernet           SAD04220FXK
                   WS-X6248-RJ-45      10/100BaseTX Ethernet           SAD0436065Y

3rd Floor Switch   WS-6509             Chassis and 2 power supplys     SCA034400SV
                   WS-X6K-SUP1-2GE     1000BaseX Supervisor            SAD03404060
                   WS-X6248-RJ-45      10/100BaseTX Ethernet           SAL04430BT8
                   WS-X6248-RJ-45      10/100BaseTX Ethernet           SAD04290WD5
                   WS-X6248-RJ-45      10/100BaseTX Ethernet           SAD0436063E
                   WS-X6248-RJ-45      10/100BaseTX Ethernet           SAL04451GSF
                   WS-X6248-RJ-45      10/100BaseTX Ethernet           SAD043605FY
                   WS-X6248-RJ-45      10/100BaseTX Ethernet           SAD04280YBK
                   WS-X6248-RJ-45      10/100BaseTX Ethernet           SAL0534ARXO
                   WS-X6248-RJ-45      10/100BaseTX Ethernet           SAD04300S3F

1750 Router        C1750               1FE VE Mainboard Port adapter   580227579
                   Serial WAN module   FT1 WAN daughter card           18109973


                                  EXHIBIT "D-2"

                             ACCESS CONTROL SYSTEMS

ACCESS CONTROL

  Manufacturer                Type                    Location          Qty
-----------------   ------------------------   ----------------------   ---
Software House      APC 8X                     2nd Floor Closet           1
Lantronix           MSS485-T                   2nd Floor Closet           1
HID 5355            Card Readers               2nd and 3rd Floor Area     5
Schlage             Lock Hardware              2nd and 3rd Floor Area     5
Software House      RM-4                       2nd and 3rd Floor Area     5
Detection Systems   DS431 Local door alarm     2nd and 3rd Floor Area     2
Miscellaneous       Power Supplies and etc..   2nd and 3rd Floor Area     1

CLOSED CIRCUIT TV

  Manufacturer                Type                    Location          Qty
-----------------   ------------------------   ----------------------   ---
Burle               Monitor 14" Color          2nd Floor Closet           1
Robot               16 Channel Multiplexer     2nd Floor Closet           1
Sony                Cameras and Mounts         2nd and 3rd Floor Area    16
Panasonic           Time Lapse VCR             2nd Floor Closet           1

BURGLAR ALARM

  Manufacturer                Type                    Location          Qty
-----------------   ------------------------   ----------------------   ---
DSC                 Burglar Alarm Panel        2nd Floor Closet           1
DSC                 Keypad                     2nd Floor Lobby            1